UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-21910

 Claymore Exchange-Traded Fund Trust 2

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Kevin M. Robinson

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant's telephone number, including area code:       (630) 505-3700

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report

August 31, 2010

FAA	| Guggenheim Airline ETF
YAO	| Guggenheim China All-Cap ETF
CQQQ	| Guggenheim China Technology ETF
EEN	| Guggenheim EW Euro-Pacific LDRs ETF
TAN	| Guggenheim Solar ETF
CGW	| Guggenheim S&P Global Water Index ETF

www.guggenheimfunds.com

... your road to the LATEST,

most up-to-date INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

• Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

• Investor guides and fund fact sheets.

• Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents
Dear Shareholder	3
Economic and Market Overview	5
Management Discussion of Fund Performance	7
Fund Summary & Performance	14
Overview of Fund Expenses	20
Portfolio of Investments	21
Statement of Assets and Liabilities	30
Statement of Operations	32
Statement of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	48
Board Considerations Regarding Annual Review of the Investment Advisory	50
Trust Information	51
About the Trust Adviser	Back Cover

2 l Annual Report l August 31, 2010

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) (the “Adviser”) is pleased to present the annual shareholder report for six of our exchange-traded funds (“ETFs” or “Funds”). Claymore Group Inc. and its subsidiaries, including the Adviser, are indirect, wholly-owned subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm.

On September 24, 2010, Claymore Securities, Inc., Claymore Advisors, LLC, and Claymore Group Inc. changed their names to Guggenheim Funds Distributors, Inc., Guggenheim Funds Investment Advisors, LLC, and Guggenheim Funds Services Group, Inc., respectively.Accordingly, all references in Fund commentaries to “Claymore Securities, Inc.,”“Claymore Advisors, LLC,”“Claymore Group Inc.,”“Claymore Advisors” and “Claymore” have been changed to “Guggenheim Funds Distributors, Inc.,”“Guggenheim Funds Investment Advisors, LLC,” “Guggenheim Funds Services Group, Inc.,”“Guggenheim Advisors” and “Guggenheim,” respectively.The change marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners announced on October 15, 2009.

On September 10, 2010, the following lightly traded ETFs from Claymore Exchange-Traded Fund Trust 2 (“Trust”) ceased trading on the NYSE Arca: Claymore/Zacks Country Rotation ETF (ticker: CRO), Claymore Beacon Global Exchanges, Brokers & Asset Managers Index ETF (ticker: EXB), and Claymore/Robb Report Global Luxury Index (ticker: ROB). Final proceeds were paid to all shareholders remaining on September 17, 2010.

This report covers performance of six funds for the annual period ended August 31, 2010.The table below features the new name of each Fund that became effective on September 24, 2010.While the names of these funds changed, it should be note that the ticker symbols remain unchanged.

Prior Fund Name	New Fund Name
Claymore/AlphaShares China All-Cap ETF	Guggenheim China All-Cap ETF
(ticker:YAO)
Claymore/BNY Mellon EW	Guggenheim EW Euro-Pacific LDRs ETF
Euro-Pacific LDRs ETF (ticker: EEN)
Claymore China Technology ETF	Guggenheim China Technology ETF
(ticker: CQQQ)
Claymore/MAC Global Solar Energy Index ETF	Guggenheim Solar ETF
(ticker: TAN)
Claymore/NYSE Arca Airline ETF	Guggenheim Airline ETF
(ticker: FAA)
Claymore/S&P Global Water Index ETF	Guggenheim S&P Global Water Index ETF
(ticker: CGW)

Annual Report l August 31, 2010 l 3

Dear Shareholder continued

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

Guggenheim Funds Distributors, Inc. is committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer thirty-eight ETFs with a wide range of domestic and global themes.We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available.We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 7.

Sincerely,

Kevin M. Robinson1

Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

1
J.Thomas Futrell resigned his position as Chief Executive Officer of theTrust effective October 13, 2010. Kevin M. Robinson now serves as Chief Executive Officer of the Trust, effective October 13, 2010.

4 l Annual Report l August 31, 2010

Economic and Market Overview |

Growth in the U.S. economy was modest for the 12-month period ended August 31, 2010, well below the pace of past recoveries from deep recessions. Recent data on other world economies, particularly the sovereign debt crisis in several European countries, also raises questions about the sustainability of the world’s economic recovery from the financial and economic crisis of 2008 and 2009.

In the U.S., a major concern is when and to what degree the fiscal stimulus that provided temporary support for economic activity early in the cycle will be replaced by sustainable strength in business and consumer demand. Recent employment data indicates a modest level of new job creation, but far below the level needed to make up for huge losses during the downturn and reduce the current high unemployment rate.The housing market, which has been a key driver of many past recoveries, remains very weak.An excess supply of available homes and restrictive lending requirements make significant improvement in the near future unlikely. Households remain cautious, although recent wage gains, if sustained, have the potential to support a recovery in consumer spending in the months ahead.After several years of restrained spending by consumers and businesses, there should be substantial pent-up demand for durable consumer goods and business equipment.With low inflation, ample excess capacity, and a Fed that has indicated willingness to maintain short-term rates near zero, continued economic growth, albeit at a sluggish pace, seems likely.

Capital markets seem to be indicating some level of confidence in the viability of the recovery, with positive returns from most equity indices.The Standard & Poor’s 500 Index (S&P 500), which is generally regarded as an indicator of the broad U.S. stock market, returned 4.91% for the 12-month period ended August 31, 2010, trending generally upward in the first half of the period before settling into a trading range in recent months.The modest strength was widespread, including large-cap and small-cap stocks in both growth and value categories.Within the S&P 500, the strongest industry sector was consumer discretionary; the weakest, and the only sector with a negative return for the period, was financials. Dividend increases during 2010 indicate corporate managements’ confidence in their companies’ prospects and have provided support for the equity market. The Wall Street Journal reported that through mid-year, there were at least 135 dividend increases or initiations among the companies in the S&P 500, up approximately 55% from the first half of 2009.

Among international markets, emerging markets were generally stronger than developed markets.The return of the Morgan Stanley Capital International (“MSCI”) Emerging Market Index, which measures market performance in global emerging markets, was 18.02%, while the MSCI Europe-Australasia-Far East (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, had a negative return of -2.34%.The MSCI World Index, which measures the overall performance of world equity markets, returned 1.54% for the period.

Annual Report l August 31, 2010 l 5

Economic and Market Overview continued

In the bond market, lower quality issues performed better than the highest rated securities, reflecting investors’ increasing willingness to embrace credit risk.The Barclays Capital U.S. Aggregate Bond Index, which measures the return of the investment grade segment of the U.S. bond market as a whole, returned 9.18% for the 12 months ended August 31, 2010.The return of the Barclays Capital U.S. Corporate HighYield Index, which measures performance of high yield bonds, was 21.52%.The Barclays Capital U.S.Treasury Composite Index, which measures performance of U.S.Treasury notes with a variety of maturities, returned 8.13%. Reflecting the Federal Reserve’s highly accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years: return of the Barclays Capital U.S.Treasury Bill 1-3 Months Index was 0.12% for the period.

Index Definitions

All indices described below are unmanaged and it is not possible to invest directly in any index.

The MSCI World Index is a float-adjusted capitalization weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

The MSCI China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization-weighted measure of stock markets in 21 developed markets of Europe,Australasia and the Far East.The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates.

6 l Annual Report l August 31, 2010

Management Discussion of Fund Performance |

FAA | Guggenheim Airline ETF

Fund Overview
The Guggenheim Airline ETF1, NYSE Arca ticker: FAA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the NYSE Arca Global Airline Index (the “Index”).

The Index is a modified equal-dollar weighted index designed to measure the performance of highly capitalized and liquid U.S. and international passenger airline companies identified as being in the airline industry and listed on developed and emerging global market exchanges.Archipelago Holdings Inc. (“Arca” or the “Index Provider”), an affiliate of NYSE Euronext, Inc., defines “developed markets” as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies.As of August 31, 2010, the market capitalization of stocks included in the Index ranged from $600 million to $13.3 billion, which includes small-, mid- and large-capitalization stocks as defined by the Index Provider.The Fund will at all times invest at least 80% of its total assets in common stock,American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the annual fiscal period ended August 31, 2010. On a market price basis, the Fund generated a total return of 35.85%, representing a change in market price to $32.74 on August 31, 2010, from $24.10 on August 31, 2009. On a NAV basis, the Fund generated a total return of 38.79%, representing a change in NAV to $32.88 on August 31, 2010, from $23.69 on August 31, 2009.At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 41.57% and the MSCI World Index returned 1.54% for the same period.The Fund underperformed the Index during this period primarily because the Adviser employed a sampling approach for a portion of the Fund in order to meet diversification rules applicable to registered investment companies. Sampling is a technique in which the Adviser purchases index securities in proportions expected to replicate generally the performance of the Index as a whole.

Performance Attribution2

All of the Fund’s holdings are classified in the consumer services sector, which contributed to return for the 12 months ended August 31, 2010. Positions that contributed most significantly to performance included three U.S.-based airline companies or their parent companies: Delta Air Lines, Inc.;AMR Corp., parent of American Airlines; and UAL Corp., parent of United Airlines (15.2%, 3.5% and 15.7%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Japan Airlines, a Japanese airline company (not held in the portfolio at period end);AirTran Holdings, Inc., parent of AirTran Airways, Inc., which operates scheduled airline service in the United States and to selected international locations; and Air France-KLM, a global airline company based in Europe (3.5% and 1.5%, respectively, of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore/NYSE Arca Airline ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

Annual Report l August 31, 2010 l 7

Management Discussion of Fund Performance continued

YAO | Guggenheim China All-Cap ETF

Fund Overview
The Guggenheim China All-Cap ETF1, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All-Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China.The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s (the “Index Administrator”).The Index methodology is published at www.alphashares.com.The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares.The Fund will at all times invest at least 80% of its total assets in common stock,American depositary receipts (“ADRs”),American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the abbreviated annual fiscal period from the Fund’s inception date of October 19, 2009, through August 31, 2010.

On a market price basis, the Fund generated a total return of -1.09%, representing a change in market price to $24.55 on August 31, 2010, from $24.82 at inception. On an NAV basis, the Fund generated a total return of -1.05%, representing a change in NAV to $24.56 on August 31, 2010, from $24.82 at inception.At the end of the period the Fund’s shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -0.30% and the MSCI China Index returned -2.35% for the same period.

Performance Attribution2

For the abbreviated annual period from the Fund’s inception date through August 31, 2010, the technology sector made the strongest contribution to return, followed by the consumer services sector.The financials sector was the greatest detractor from return, followed by the industrials sector.

Positions that contributed most significantly to performance included Baidu, Inc., a Chinese-language Internet search provider; CNOOC Ltd., an investment holding company engaged in the exploration, development, production and sale of crude oil and natural gas and other petroleum products from offshore fields in Asia; and Want Want China Holdings Ltd., a Hong Kong-based investment holding company engaged in the production and distribution of food and beverages (4.0%, 5.3% and 1.0%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included PetroChina Co. Ltd., an oil and gas producer; China Life Insurance Co. Ltd., which provides insurance products including individual life insurance, group life insurance, accident insurance and health insurance; and Bank of China Ltd., a commercial bank based in China (4.4%, 4.0% and 4.9%, respectively, of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore/AlphaShares China All-Cap ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

8 l Annual Report l August 31, 2010

Management Discussion of Fund Performance continued

CQQQ | Guggenheim China Technology ETF

Fund Overview
The Guggenheim China Technology ETF1, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies based in mainland China, Hong Kong or Macau that are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment.The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s (the “Index Administrator”).The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares.The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ.The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”),American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the abbreviated annual fiscal period from the Fund’s inception date of December 8, 2009, through August 31, 2010.

On a market price basis, the Fund generated a total return of -2.63%, representing a change in market price to $24.40 on August 31, from $25.06 at inception. On an NAV basis, the Fund generated a total return of -2.79%, representing a change in NAV to $24.36 on August 31, 2010, from $25.06 at inception.At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -2.48% and the MSCI China Index returned -7.19% for the same period.

Performance Attribution2

The majority of the Fund’s investments (over 60%) are classified in the technology sector. For the abbreviated annual period from the Fund’s inception date through August 31, 2010, the technology sector experienced a positive return, contributing to the Fund’s performance.The industrials sector was the greatest detractor from return.

Positions that contributed most significantly to performance included Baidu, Inc.,ADR, a Chinese-language Internet search provider; Netease.com, Inc.,ADR, which operates an interactive online community in China and is a provider of Chinese language content and services; and AAC Acoustic Technologies Holdings, Inc., an investment holding company engaged in the development, manufacture and sale of acoustic products and precision components for acoustic products (10.2%, 10.0% and 3.8%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included BYD Electronic International Co. Ltd., a Chinese manufacturer of rechargeable batteries, automobiles and related products, handset components, liquid crystal displays and other electronic products; Shanda Interactive Entertainment Ltd.,ADR, an interactive entertainment media company based in Shanghai; and Alibaba.com Ltd., an investment holding company engaged in the provision of software, technology and other services on the online business-to-business marketplace (1.2%, 4.0% and 5.8%, respectively, of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore China Technology ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

Annual Report l August 31, 2010 l 9

Management Discussion of Fund Performance continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Fund Overview
The Guggenheim EW (“Equal-Weighted”) Euro-Pacific LDRs (“Leaders”) ETF1, NYSE ticker: EEN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called The BNY Mellon Euro-Pacific Select ADR Index (the “Index”).

The Index is comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), NewYork Shares and Global Registered Shares traded on the NewYork Stock Exchange (“NYSE”), Nasdaq Stock Market (“NASDAQ”) and the NYSE AMEX. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by BNY Mellon (the “Index Provider”).The Index Provider generally follows the World Bank’s classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market.As of August 31, 2010, the Euro-Pacific Index consisted of 110 securities ranging in capitalization from $409 million to $185 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance.The Fund will at all times invest at least 80% of its total assets in ADRs, GDRs, NewYork Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, NewYork Shares or Global Registered Shares that comprise the Index).The Fund will also normally invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries.The Fund may invest directly in one or more underlying stocks represented by the ADRs, GDRs, New York Shares or Global Registered Shares comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing more liquidity than the ADR, GDR, NewYork Share or Global Registered Share; (b) when an ADR, GDR, NewYork Share or Global Registered Share is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock’s corresponding ADR, GDR, NewYork Share or Global Registered Share is traded. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the annual fiscal period ended August 31, 2010.

On a market price basis, the Fund generated a total return of 0.49%, representing a change in market price to $16.98 on August 31, 2010, from $17.08 on August 31, 2009. On an NAV basis, the Fund generated a total return of -0.25%, representing a change in NAV to $16.80 on August 31, 2010, from $17.03 on August 31, 2009.At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index broad market comparison purposes, the Index returned -0.21%, and the MSCI EAFE Index returned -2.34% for the same period.

The Fund made an annual distribution of $0.2000 per share on December 31, 2009 to shareholders of record on December 29, 2009.

Performance Attribution2

For the 12-month period ended August 31, 2010, the industrials sector made the strongest contribution to return, followed by the basic materials sector.The financials sector was the greatest detractor from return.

Positions that contributed most significantly to performance included ARM Holdings PLC, a U.K. company that designs microprocessors, internet protocol and related technology and software, and sells development tools;Tomkins PLC, a U.K.-based global engineering and manufacturing company that has reached an agreement to be acquired by Canada Pension Plan and a Toronto leveraged buyout firm (1.2%, 1.2%, respectively, of long-term investments at period end); and Lihir Gold Ltd., a gold mining company based in Papua New Guinea (not held in the portfolio at period end). Positions that detracted most significantly from performance included The Governor & Co. of the Bank of Ireland, an Irish bank (0.9% of long-term investments at period end); National Bank of Greece SA, a Greek bank (not held in the portfolio at period end); and Hellenic Telecommunications Organization S.A., a Greek provider of telecommunications and related services (0.9% of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore/BNY Mellon EW Euro-Pacific LDRs ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

10 l Annual Report l August 31, 2010

Management Discussion of Fund Performance continued

TAN | Guggenheim Solar ETF

Fund Overview
The Guggenheim Solar ETF1, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

The Index is comprised of approximately 30 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC.As of August 31, 2010, the market capitalization of securities included in the Index ranged from approximately $78.4 million to $11 billion, with an average market capitalization of approximately $1.2 billion.The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power.The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider.While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan,Australia, New Zealand and most countries located in Western Europe.The Fund will at all times invest at least 90% of its total assets in common stock,ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the annual fiscal period ended August 31, 2010.

On a market price basis, the Fund generated a total return of -14.44%, representing a change in market price to $7.29 on August 31, 2010, from $8.52 on August 31, 2009. On an NAV basis, the Fund generated a total return of -14.77%, representing a change in NAV to $7.33 on August 31, 2010, from $8.60 on August 31, 2009.At the end of the period the Fund’s shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -14.43% and the MSCI World Index returned 1.54% for the same period.

Performance Attribution2

The Fund’s holdings are concentrated in the industrials sector, with more than 90% of total investments categorized as such; the remaining holdings are in the utilities sector. For the 12-month period ended August 31, 2010, both sectors detracted from return; the industrials sector was the greatest detractor.

Positions that contributed most significantly to performance included Trina Solar Ltd., an integrated solar-power products manufacturer based in China; Meyer Burger Technology AG, a Swiss provider of machinery and technologies for the solar, semiconductor, optical and ceramic industries; and SMA Solar Technology AG, a German solar technology company that develops, produces and sells inverters and monitoring systems for photovoltaic applications (7.0%, 5.2% and 4.3%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Renewable Energy Corp.ASA, a Norwegian company that produces silicon materials for photovoltaic applications and multicrystalline wafers, as well as solar cells and modules; SunPower Corp., a U.S.-based vertically integrated solar products and services company that designs, manufactures and markets high-performance solar electric power technologies; and Q-Cells SE, a German producer of monocrys-talline and multicrystalline silicon-based solar cells (4.6%, 3.0% and 2.8%, respectively, of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore/MAC Global Solar Energy Index ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

Annual Report l August 31, 2010 l 11

Management Discussion of Fund Performance continued

CGW | Guggenheim S&P Global Water Index ETF

Fund Overview
The Guggenheim S&P Global Water Index ETF1, NYSE Arca ticker: CGW (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poors (“S&P”) generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency.The universe of companies includes all companies classified by S&P’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Capitalizations of securities in the Index must be at least $250 million at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).The Index is reconstituted semi-annually effective after the close of business of the third Friday of both April and October of each year, with a reference date for the data being the last trading dates of the previous March and September, respectively.The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index.A figure of 1.00 would represent perfect correlation.The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.This report discusses the annual fiscal period ended August 31, 2010.

On a market price basis, the Fund generated a total return of 1.44%, representing a change in market price to $16.99 on August 31, 2010, from $16.93 on August 31, 2009. On an NAV basis, the Fund generated a total return of 2.46%, representing a change in NAV to $17.11 on August 31, 2010, from $16.88 on August 31, 2009.At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 3.22% and the MSCI World Index returned 1.54% for the same period.

The Fund made an annual distribution of $0.2000 per share on December 31, 2009 to shareholders of record on December 29, 2009.

Performance Attribution2

The Fund’s holdings are concentrated in the industrials and utilities sectors, in which more than 80% of total investments are categorized. For the 12-month period ended August 31, 2010, the utilities sector had a positive return, contributing to the Fund’s performance, while the industrials sector had a negative return, detracting from the Fund’s performance.

Positions that contributed most significantly to performance included United Utilities Group PLC, which owns and manages water and wastewater systems in the UK; Severn Trent PLC, which is focused on the provision, removal and treatment of water in the UK and internationally; and Nalco Holding Co., which provides integrated water treatment and process improvement services for industrial and institutional applications (8.5%, 6.7% and 5.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Veolia Environnement, a French provider of environmental services to the water and waste industries; Kurita Water Industries Ltd., a Japanese provider of water treatment-related products, technology and maintenance services; and Tetra Tech, Inc., a provider of consulting, engineering, program management, construction and technical services focusing on resource management, infrastructure and the environment (3.5%, 4.5% and 1.6%, respectively, of long-term investments at period end).

1	On September 24, 2010, the Fund changed its name from Claymore S&P Global Water Index ETF.
2	Sectors based on Financial Times and Stock Exchange classifications.

12 l Annual Report l August 31, 2010

Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk.This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

Foreign Investment Risk.The funds’investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds’investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or“emerging market”countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies.These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk. Unlike many investment companies, these funds are not “actively”managed.Therefore, they won’t necessarily sell a security because the security’s issuer was in financial trouble unless that stock is removed from the index.

Non-Correlation Risk: The funds’return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds’ securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk.The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report l August 31, 2010 l 13

Fund Summary & Performance | As of August 31, 2010 (unaudited)

FAA | Guggenheim Airline ETF1

Fund Statistics
Share Price		$32.74
Net Asset Value		$32.88
Premium/Discount to NAV		-0.43%
Net Assets ($000)		$42,744

Total Returns
		Since Inception
(Inception 1/26/09)	One Year	(Annualized)
Guggenheim Airline ETF
NAV	38.79%	21.70%
Market	35.85%	21.37%
NYSE Arca Global Airline Index	41.57%	21.66%
MSCI World Index	1.54%	21.17%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www. guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $24.04 per share for share price returns or initial net asset value (NAV) of $24.04 per share for NAV returns. Returns for periods less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 5.67%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 1.13%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%.Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United States	70.9%
Japan	4.4%
Germany	4.4%
Singapore	4.3%
United Kingdom	2.9%
South Korea	1.5%
Sweden	1.5%
Ireland	1.5%
Australia	1.5%
Brazil	1.5%
France	1.4%
China	1.4%
Spain	1.4%
Canada	1.4%

Currency Denomination	% of Long-Term Investments
United States Dollar	72.3%
Euro	8.7%
All other currencies	19.0%

Portfolio Breakdown	% of Net Assets
Industrials	100.1%
Total Common Stocks	100.1%
Investments of Collateral for Securities Loaned	3.5%
Total Investments	103.6%
Liabilities in excess of Other Assets	-3.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
UAL Corp.	15.7%
Delta Air Lines, Inc.	15.2%
Southwest Airlines Co.	14.9%
All Nippon Airways Co. Ltd.	4.4%
Deutsche Lufthansa AG	4.4%
Singapore Airlines Ltd.	4.3%
Continental Airlines, Inc. - Class B	3.7%
Skywest, Inc.	3.7%
US Airways Group, Inc.	3.6%
JetBlue Airways Corp.	3.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCIWorld Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCIWorld Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

1 Effective September 24, 2010, the name of the Fund changed from Claymore/NYSE Arca Airline ETF.

14 l Annual Report l August 31, 2010

Fund Summary & Performance (unaudited) continued

YAO | Guggenheim China All-Cap ETF1

Fund Statistics
Share Price	$24.55
Net Asset Value	$24.56
Premium/Discount to NAV	-0.04%
Net Assets ($000)	$61,402

Total Returns
(Inception 10/19/09)	Since Inception
Guggenheim China All-Cap ETF
NAV	-1.05%
Market	-1.09%
AlphaShares China All-Cap Index	-0.30%
MSCI China Index	-2.35%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www. guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financials	31.3%
Energy	17.0%
Information Technology	12.4%
Industrials	10.7%
Telecommunication Services	8.7%
Consumer Staples	5.8%
Materials	5.8%
Consumer Discretionary	5.7%
Utilities	1.5%
Health Care	1.1%
Total Common Stocks	100.0%
Investments of Collateral for Securities Loaned	3.5%
Total Investments	103.5%
Liabilities in excess of Other Assets	-3.5%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.5%
Singapore	0.5%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	90.1%
United States Dollar	9.4%
Singapore Dollar	0.5%

% of Long-Term
Top Ten Holdings	Investments
China Mobile Ltd.	5.8%
CNOOC Ltd.	5.3%
China Construction Bank Corp.	5.0%
Bank of China Ltd.	4.9%
Industrial & Commercial Bank of China	4.6%
PetroChina Co. Ltd.	4.4%
China Life Insurance Co. Ltd.	4.0%
Baidu, Inc., ADR	4.0%
Tencent Holdings Ltd.	2.8%
China Petroleum & Chemical Corp.	2.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund,made at its inception, with a similar investment in the MSCI China Index.Results include the reinvestment of all dividends and capital gains.Past performance is no guarantee of future results.The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China.The index is unmanaged.It is not possible to invest directly in the MSCI China Index.Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares,when redeemed,may be worth more or less than their original investment.

1	Effective September 24, 2010, the name of the Fund changed from Claymore/AlphaShares China All-Cap ETF

Annual Report l August 31, 2010 l 15

Fund Summary & Performance (unaudited) continued

CQQQ |Guggenheim China Technology ETF1

Fund Statistics
Share Price	$24.40
Net Asset Value	$24.36
Premium/Discount to NAV	0.16%
Net Assets ($000)	$19,491

Total Returns
(Inception 12/8/09)	Since Inception
Guggenheim China Technology ETF
NAV	-2.79%
Market	-2.63%
AlphaShares China Technology Index	-2.48%
MSCI China Index	-7.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www. guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Information Technology	95.0%
Consumer Discretionary	4.9%
Total Common Stocks	99.9%
Investments of Collateral for Securities Loaned	10.8%
Total Investments	110.7%
Liabilities in excess of Other Assets	-10.7%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	100.0%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	61.4%
United States Dollar	38.6%

% of Long-Term
Top Ten Holdings	Investments
Baidu, Inc., ADR	10.2%
Netease.com, ADR	10.0%
Tencent Holdings Ltd.	9.8%
Alibaba.com Ltd.	5.8%
Byd Co. Ltd.	5.0%
Kingboard Chemical Holdings Ltd.	4.5%
Sina Corp.	4.5%
ZTE Corp.	4.4%
Sohu.com, Inc.	4.3%
Lenovo Group Ltd.	4.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

1 Effective September 24, 2010, the name of the Fund changed from Claymore China Technology ETF.

16 l Annual Report l August 31, 2010

Fund Summary & Performance (unaudited) continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF1

Fund Statistics
Share Price			$16.98
Net Asset Value			$16.80
Premium/Discount to NAV			1.07%
Net Assets ($000)			$3,394
Total Returns
			Since
		Three Year	Inception
(Inception 3/1/07)	One Year	(Annualized)	(Annualized)
Guggenheim EW Euro-Pacific LDRs ETF
NAV	-0.25%	-10.16%	-7.56%
Market	0.49%	-9.92%	-7.29%
Robeco Developed International
Equity Index/The BNY
Mellon Euro-Pacific
Select ADR Index	-0.21%	-9.41%2	-6.71%2
MSCI EAFE Index	-2.34%	-10.75%	-7.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value (NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.35% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

% of Long-Term
Country Breakdown	Investments
United Kingdom	25.7%
Japan	17.1%
Netherlands	8.8%
Switzerland	5.9%
Ireland	4.6%
Germany	4.5%
France	4.3%
Spain	4.1%
Australia	3.6%
Italy	2.8%
Jersey	2.7%
Luxembourg	2.6%
Israel	2.6%
Greece	1.8%
Belgium	1.7%
Portugal	1.0%
New Zealand	1.0%
Denmark	1.0%
China	0.9%
Cayman Islands	0.9%
Finland	0.8%
Sweden	0.8%
Norway	0.8%

Portfolio Breakdown	% of Net Assets
Financials	17.3%
Information Technology	13.0%
Consumer Discretionary	11.6%
Telecommunication Services	11.6%
Health Care	10.6%
Energy	9.8%
Industrials	9.2%
Materials	8.5%
Consumer Staples	6.1%
Utilities	1.7%
Total Common Stocks	99.4%
Investments of Collateral for Securities Loaned	14.2%
Total Investments	113.6%
Liabilities in excess of Other Assets	-13.6%
Net Assets	100.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Tomkins PLC, ADR	1.2%
ARM Holdings PLC, ADR	1.2%
UBS AG	1.2%
Lloyds Banking Group PLC, ADR	1.1%
Telecom Italia SpA, ADR	1.1%
Banco Bilbao Vizcaya Argentaria SA, ADR	1.1%
Wacoal Holdings Corp., ADR	1.1%
Banco Santander SA, ADR	1.1%
Vodafone Group PLC, ADR	1.0%
Aviva PLC, ADR	1.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund,made at its inception, with a similar investment in the MSCI EAFE Index.Results include the reinvestment of all dividends and capital gains.Past performance is no guarantee of future results.The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets,excluding the US & Canada.It is not possible to invest directly in the MSCI EAFE Index.Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed,may be worth more or less than their original investment.

1	Effective September 24, 2010, the name of the Fund changed from Claymore/BNY Mellon EW Euro-Pacific LDRs ETF.
2
The benchmark return reflects the blended return of the Robeco Developed International Equity Index from 3/1/2007 - 3/30/2009 and the return ofThe BNY Mellon Euro-Pacific Select ADR Index from 3/31/2009 - 8/31/2010.

Annual Report l August 31, 2010 l 17

Fund Summary & Performance (unaudited) continued

TAN | Guggenheim Solar ETF1

Fund Statistics
Share Price		$7.29
Net Asset Value		$7.33
Premium/Discount to NAV		-0.55%
Net Assets ($000)		$147,688
Total Returns
		Since Inception
(Inception 4/15/08)	One Year	(Annualized)
Guggenheim Solar ETF
NAV	-14.77%	-40.40%
Market	-14.44%	-40.54%
MAC Global Solar Energy Index	-14.43%	-39.30%
MSCI World Index	1.54%	-9.58%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value (NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.95%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.66% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%.There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
China	28.2%
United States	27.1%
Germany	25.2%
Switzerland	5.3%
Norway	4.6%
British Virgin Islands	3.6%
Canada	2.6%
United Kingdom	2.2%
Spain	1.2%

% of Long-Term
Currency Denomination	Investments
United States Dollar	59.8%
Euro	26.3%
Swiss Franc	5.3%
All other currencies	8.6%

Portfolio Breakdown	% of Net Assets
Information Technology	84.8%
Industrials	10.7%
Materials	2.9%
Utilities	1.4%
Total Common Stocks	99.8%
Investments of Collateral for Securities Loaned	46.5%
Total Investments	146.3%
Liabilities in excess of Other Assets	-46.3%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
First Solar, Inc.	10.0%
Trina Solar Ltd., ADR	7.0%
Meyer Burger Technology AG	5.2%
Yingli Green Energy Holding Co. Ltd., ADR	4.6%
Renewable Energy Corp. ASA	4.6%
MEMC Electronic Materials, Inc.	4.5%
JA Solar Holdings Co. Ltd., ADR	4.4%
SMA Solar Technology AG	4.3%
SolarWorld AG	4.3%
Suntech Power Holdings Co. Ltd., ADR	3.7%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCIWorld Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the 23 developed market country indices of Europe, Australasia, the Far East, the United States and Canada. It is not possible to invest directly in the MSCIWorld Index.Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

1 Effective September 24, 2010, the name of the Fund changed from Claymore/MAC Global Solar Energy Index ETF.

18 l Annual Report l August 31, 2010

Fund Summary & Performance (unaudited) continued

CGW | Guggenheim S&P Global Water Index ETF1

Fund Statistics
Share Price	$16.99
Net Asset Value	$17.11
Premium/Discount to NAV	-0.70%
Net Assets ($000)	$192,289

Total Returns
			Since
		Three Year	Inception
(Inception 5/14/07)	One Year	(Annualized)	(Annualized)
Guggenheim S&P Global Water Index ETF
NAV	2.46%	-8.74%	-7.90%
Market	1.44%	-9.29%	-8.09%
S&P Global Water Index	3.22%	-7.55%	-6.69%
MSCI World Index	1.54%	-9.58%	-9.15%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%.There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United States	38.1%
United Kingdom	23.6%
Switzerland	10.0%
France	6.7%
Japan	6.0%
China	3.0%
Brazil	2.8%
Austria	2.2%
Italy	2.1%
Finland	2.0%
Singapore	1.6%
Spain	1.0%
Netherlands	0.9%

Currency Denomination	% of Long-Term Investments
United States Dollar	41.8%
Pound Sterling	23.6%
Euro	14.9%
Swiss Franc	10.0%
Japanese Yen	6.0%
All other currencies	3.7%

Portfolio Breakdown	% of Net Assets
Utilities	44.8%
Industrials	43.3%
Materials	8.4%
Information Technology	3.0%
Total Long-Term Investments	99.5%
Investment of Collateral for Securities Loaned	1.6%
Total Investments	101.1%
Liabilities in excess of Other Assets	-1.1%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Geberit AG	10.0%
United Utilities Group PLC	8.5%
Severn Trent PLC	6.7%
Nalco Holding Co.	5.2%
Danaher Corp.	4.8%
Kurita Water Industries Ltd.	4.5%
Pennon Group PLC	4.4%
ITT Corp.	4.2%
Aqua America, Inc.	3.9%
Veolia Environnement	3.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCIWorld Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCIWorld Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

1	Effective September 24, 2010, the name of the Fund changed from Claymore S&P Global Water Index ETF.

Annual Report l August 31, 2010 l 19

Overview of Fund Expenses l As of August 31, 2010 (unaudited)

As a shareholder of Guggenheim Airline ETF; Guggenheim China All-Cap ETF; Guggenheim China Technology ETF; Guggenheim EW Euro-Pacific LDRs ETF; Guggenheim Solar ETF; and Guggenheim S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended August 31, 2010.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled“Expenses Paid During Period”to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	3/1/10	8/31/10	8/31/10	3/1/10 - 8/31/10
Guggenheim Airline ETF2
Actual	$1,000.00	$996.36	0.70%	$3.52
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)

Guggenheim China All-Cap ETF
Actual	1,000.00	1,026.34	0.70%	3.58
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)

Guggenheim China Technology ETF
Actual	1,000.00	950.09	0.70%	3.44
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)

Guggenheim EW Euro-Pacific LDRs ETF
Actual	1,000.00	967.19	0.35%	1.74
Hypothetical	1,000.00	1,023.44	0.35%	1.79
(5% annual return before expenses)

Guggenheim Solar ETF2
Actual	1,000.00	939.74	0.60%	2.93
Hypothetical	1,000.00	1,022.18	0.60%	3.06
(5% annual return before expenses)

Guggenheim S&P Global Water Index ETF2
Actual	1,000.00	971.06	0.70%	3.48
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio.This represents the ongoing expenses of the Fund as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

20 l Annual Report l August 31, 2010

Portfolio of Investments l August 31, 2010

FAA | Guggenheim Airline ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.1%
	Common Stocks - 100.1%
	Australia - 1.5%
281,393	Qantas Airways Ltd.	$ 628,639
	Brazil - 1.5%
31,761	Tam SA, ADR	626,327
	Canada - 1.4%
56,244	Westjet Airlines Ltd. (a)	603,923
	China - 1.4%
252,000	Cathay Pacific Airways Ltd.	621,374
	France - 1.4%
47,210	Air France-KLM	622,216
	Germany - 4.4%
118,005	Deutsche Lufthansa AG	1,867,982
	Ireland - 1.5%
129,490	Ryanair Holdings PLC	630,323
	Japan - 4.4%
527,000	All Nippon Airways Co. Ltd.	1,907,920
	Singapore - 4.3%
164,000	Singapore Airlines Ltd.	1,828,006
	South Korea - 1.5%
10,534	Korean Air Lines Co. Ltd.	640,528
	Spain - 1.4%
190,785	Iberia Lineas Aereas de Espana SA	617,107
	Sweden - 1.5%
180,573	SAS AB (a)(b)	639,452
	United Kingdom - 2.9%
190,734	British Airways PLC (b)	618,524
114,375	easyJet PLC (a)	612,780
		1,231,304
	United States - 71.0%
332,256	AirTran Holdings, Inc. (a)	1,498,475
33,360	Alaska Air Group, Inc. (a)	1,475,513
247,944	AMR Corp. (a)	1,514,938
70,960	Continental Airlines, Inc. - Class B (a)	1,585,246
621,291	Delta Air Lines, Inc. (a)	6,498,704
270,033	JetBlue Airways Corp. (a)	1,541,888
123,150	Skywest, Inc.	1,568,931
576,503	Southwest Airlines Co.	6,370,358
317,605	UAL Corp. (a)	6,730,050
171,896	US Airways Group, Inc. (a)	1,553,940
		30,338,043

Number
of Shares	Description	Value
	Total Long-Term Investments - 100.1%
	(Cost $41,865,533)	$ 42,803,144
	Investments of Collateral for Securities Loaned (c) - 3.5%
	Money Market Funds - 3.5%
1,474,053	BNY Mellon Securities Lending Overnight Fund, 0.306% (d)
	(Cost $1,474,053)	1,474,053
	Total Investments - 103.6%
	(Cost - $43,339,586)	44,277,197
	Liabilities in excess of Other Assets - (3.6%)	(1,533,079)
	Net Assets - 100.0%	$ 42,744,118

AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
PLC - Public Limited Company
SA - Corporation

(a) Non-income producing security.
(b) Security, or portion thereof, was on loan at August 31, 2010.
(c) At August 31, 2010, the total market value of the Fund’s securities on loan was $1,392,083 and the total market value of the collateral held by the Fund was $1,474,053.
(d) Interest rate shown reflects yield as of August 31, 2010.

See notes to financial statements.

Annual Report l August 31, 2010 l 21

Portfolio of Investments continued

YAO | Guggenheim China All-Cap ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.0%
	Consumer Discretionary - 5.7%
82,000	Anta Sports Products Ltd.	$ 168,038
180,000	AviChina Industry & Technology Co. (a)	81,687
354,000	Brilliance China Automotive Holdings Ltd. (a)	150,183
360,000	China Dongxiang Group Co.	189,754
322,000	China Travel International Investment (a)	69,960
17,343	Ctrip.com International Ltd., ADR (a)	702,218
338,000	Dongfeng Motor Group Co. Ltd.	524,914
9,590	Focus Media Holding Ltd., ADR (a) (b)	183,073
58,000	Golden Eagle Retail Group Ltd.	152,857
2,743	Home Inns & Hotels Management, Inc., ADR (a)	115,096
85,500	Li Ning Co. Ltd.	275,346
68,000	Minth Group Ltd.	110,150
4,437	New Oriental Education & Technology Group, ADR (a)	437,444
154,500	Parkson Retail Group Ltd.	256,623
40,000	Ports Design Ltd.	97,602
		3,514,945
	Consumer Staples - 5.8%
284,000	Chaoda Modern Agriculture Holdings Ltd.	211,763
194,000	China Agri-Industries Holdings Ltd. (b)	235,938
88,000	China Foods Ltd. (b)	66,069
182,000	China Mengniu Dairy Co. Ltd.	503,053
138,000	China Resources Enterprise Ltd.	574,815
117,000	China Yurun Food Group Ltd.	424,921
206,000	Tingyi Cayman Islands Holding Corp.	520,661
36,000	Tsingtao Brewery Co. Ltd.	189,291
113,000	Uni-President China Holdings Ltd.	67,406
762,000	Want Want China Holdings Ltd.	616,183
66,000	Wumart Stores, Inc.	137,795
		3,547,895
	Energy - 17.0%
485,000	China Coal Energy Co. Ltd.	683,371
182,000	China Oilfield Services Ltd.	232,808
1,982,000	China Petroleum & Chemical Corp.	1,569,598
337,500	China Shenhua Energy Co. Ltd.	1,230,073
1,877,000	CNOOC Ltd.	3,243,155
256,000	Kunlun Energy Co. Ltd.	316,935
2,492,000	PetroChina Co. Ltd.	2,703,925
232,000	Yanzhou Coal Mining Co. Ltd.	476,020
		10,455,885
	Financials - 31.3%
166,000	Agile Property Holdings Ltd.	193,989
5,982,000	Bank of China Ltd.	3,006,958
732,000	Bank of Communications Co. Ltd.	776,371
124,000	Beijing Capital Land Ltd.	37,462
774,000	China Citic Bank Corp. Ltd.	502,500
3,714,000	China Construction Bank Corp.	3,065,357

Number
of Shares	Description	Value
86,000	China Everbright Ltd.	$ 189,723
640,000	China Life Insurance Co. Ltd.	2,443,659
461,500	China Merchants Bank Co. Ltd.	1,189,571
448,000	China Overseas Land & Investment Ltd.	956,071
196,000	China Resources Land Ltd.	374,941
77,400	China Taiping Insurance Holdings Co. Ltd. (a)	240,305
678,000	Country Garden Holdings Co.	203,091
5,538	E-House China Holdings Ltd., ADS	88,774
328,000	Franshion Properties China Ltd.	94,455
75,500	Greentown China Holdings Ltd.	80,950
120,400	Guangzhou R&F Properties Co. Ltd. (b)	174,598
3,901,000	Industrial & Commercial Bank of China	2,833,535
128,500	KWG Property Holding Ltd.	89,703
212,000	PICC Property & Casualty Co. Ltd. (a)	242,566
154,500	Ping An Insurance Group Co. of China Ltd. (c)	1,245,971
87,000	Poly Hong Kong Investments Ltd.	92,833
522,000	Renhe Commercial Holdings Co. Ltd.	103,346
220,000	Shenzhen Investment Ltd.	76,364
167,500	Shimao Property Holdings Ltd.	271,755
442,500	Sino-Ocean Land Holdings Ltd.	310,037
218,500	Soho China Ltd.	139,889
69,000	Yanlord Land Group Ltd. (Singapore)	89,643
452,000	Yuexiu Property Co. Ltd.	101,691
		19,216,108
	Health Care - 1.1%
6,968	Mindray Medical International Ltd., ADR	188,136
56,000	Shandong Weigao Group Medical Polymer Co. Ltd.	279,334
292,000	Sino Biopharmaceutical	99,104
7,192	WuXi PharmaTech Cayman, Inc., ADR (a)	108,671
		675,245
	Industrials - 10.7%
258,000	Air China Ltd.	275,297
222,000	Beijing Capital International Airport Co. Ltd.	107,311
54,500	Beijing Enterprises Holdings Ltd.	384,656
523,000	China Communications Construction Co. Ltd.	462,588
304,500	China COSCO Holdings Co. Ltd.	316,694
410,000	China Eastern Airlines Corp. Ltd. (a)	206,094
190,000	China Everbright International Ltd.	85,492
108,000	China High Speed Transmission Equipment Group Co. Ltd.	240,756
134,000	China Merchants Holdings International Co. Ltd.	452,208
151,000	China National Materials Co. Ltd. (b)	115,893
225,000	China Railway Construction Corp. Ltd.	286,945
450,000	China Railway Group Ltd.	327,441
441,000	China Shipping Container Lines Co. Ltd. (a) (b)	151,942
154,000	China Shipping Development Co. Ltd.	203,921
194,000	China South Locomotive & Rolling Stock Corp. Ltd.	163,361
294,000	China Southern Airlines Co. Ltd. (a)	138,335
183,000	Citic Pacific Ltd.	374,070

See notes to financial statements.

22 l Annual Report l August 31, 2010

Portfolio of Investments continued

YAO | Guggenheim China All-Cap ETF (continued)

Number
of Shares	Description	Value
	Industrials (continued)
158,000	COSCO Pacific Ltd.	$ 207,999
40,000	Dongfang Electric Corp. Ltd.	145,786
170,000	Guangshen Railway Co. Ltd. (b)	58,572
82,000	Harbin Power Equipment Co. Ltd.	78,853
144,000	Jiangsu Expressway Co. Ltd.	140,510
157,000	Lonking Holdings Ltd.	134,223
348,000	Shanghai Electric Group Co. Ltd.	154,349
62,000	Shanghai Industrial Holdings Ltd.	302,089
1,087,500	Shenzhen International Holdings Ltd.	71,302
148,000	Sinotrans Shipping Ltd.	58,032
100,000	Sinotruk Hong Kong Ltd.	94,491
14,855	Suntech Power Holdings Co. Ltd., ADR (a) (b)	114,978
24,000	Weichai Power Co Ltd.	199,627
172,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	201,875
170,000	Zhejiang Expressway Co. Ltd.	151,019
55,000	Zhuzhou CSR Times Electric Co. Ltd.	142,830
		6,549,539
	Information Technology - 12.4%
76,000	AAC Acoustic Technologies Holdings, Inc.	139,132
151,500	Alibaba.com Ltd. (a) (b)	295,657
6,121	AsiaInfo-Linkage, Inc. (a)	109,321
31,102	Baidu, Inc., ADR (a)	2,439,330
45,000	Byd Co. Ltd. (b)	259,176
92,000	BYD Electronic International Co. Ltd.	44,235
60,000	Comba Telecom Systems Holdings Ltd.	61,400
58,000	Digital China Holdings Ltd.	90,223
11,161	Giant Interactive Group, Inc., ADR	68,529
94,000	Ju Teng International Holdings Ltd.	49,426
69,000	Kingboard Chemical Holdings Ltd.	325,995
474,000	Lenovo Group Ltd.	271,780
15,288	Netease.com, ADR (a)	607,392
1,948,000	Semiconductor Manufacturing International Corp. (a)	123,965
4,102	Shanda Interactive Entertainment Ltd., ADR (a)	169,331
7,000	Sina Corp. (a)	299,740
3,485	Sohu.com, Inc. (a)	169,022
92,700	Tencent Holdings Ltd.	1,695,855
138,000	TPV Technology Ltd.	82,319
80,000	Travelsky Technology Ltd.	69,011
61,500	ZTE Corp. (b)	228,495
		7,599,334
	Materials - 5.8%
466,000	Aluminum Corp. of China Ltd. (a)	370,236
128,000	Angang Steel Co. Ltd. (b)	181,012
102,000	Anhui Conch Cement Co. Ltd.	362,576
138,000	BBMG Corp.	177,412
210,000	China BlueChemical Ltd.	136,607
158,000	China Molybdenum Co. Ltd. (b)	89,984

Number
of Shares	Description	Value
142,000	China National Building Material Co. Ltd.	$ 259,592
227,000	China Shanshui Cement Group Ltd.	124,320
165,200	China Zhongwang Holdings Ltd.	97,695
115,000	Hidili Industry International Development Ltd.	94,176
198,000	Hunan Non-Ferrous Metal Corp Ltd.	58,291
164,000	Jiangxi Copper Co. Ltd.	355,894
199,000	Lee & Man Paper Manufacturing Ltd.	138,150
204,000	Maanshan Iron & Steel	104,118
169,000	Nine Dragons Paper Holdings Ltd.	232,040
452,000	Shougang Concord International Enterprises Co. Ltd. (a)	65,663
206,000	Sinofert Holdings Ltd.	107,257
276,000	Sinopec Shanghai Petrochemical Co. Ltd.	107,157
56,000	Zhaojin Mining Industry Co. Ltd.	146,506
470,000	Zijin Mining Group Co. Ltd.	325,076
		3,533,762
	Telecommunication Services - 8.7%
236,000	China Communications Services Corp. Ltd.	117,719
347,500	China Mobile Ltd.	3,535,981
1,638,000	China Telecom Corp. Ltd.	791,782
648,000	China Unicom Hong Kong Ltd.	893,046
		5,338,528
	Utilities - 1.5%
194,000	China Resources Power Holdings Co. Ltd.	427,980
392,000	Datang International Power Generation Co. Ltd. (b)	155,218
286,000	Guangdong Investment Ltd.	139,351
358,000	Huaneng Power International, Inc.	214,933
		937,482
	Total Long-Term Investments - 100.0%
	(Cost $64,587,108)	61,368,723
	Investments of Collateral for Securities Loaned (d) - 3.5%
	Money Market Funds - 3.5%
2,173,058	BNY Mellon Securities Lending Overnight Fund, 0.306% (e)
	(Cost $2,173,058)	2,173,058
	Total Investments - 103.5%
	(Cost $66,760,166)	63,541,781
	Liabilities in excess of Other Assets - (3.5%)	(2,139,670)
	Net Assets - 100.0%	$ 61,402,111

ADR - American Depositary Receipt
ADS - American Depositary Share
(a) Non-income producing security.
(b) Security, or portion thereof, was on loan at August 31, 2010.
(c) Security is valued in accordance with FairValuation procedures established in good faith by the Board ofTrustees. The total market value of such securities is $1,245,971 which represents 2.0% of net assets.
(d) At August 31, 2010, the total market value of the Fund’s securities on loan was $2,018,378 and the total market value of the collateral by the Fund was $2,173,058.
(e) Interest rate shown reflects yield as of August 31, 2010.

Securities are classified by sectors that represent broad groupings of related securities.

See notes to financial statements.

Annual Report l August 31, 2010 l 23

Portfolio of Investments continued

CQQQ | Guggenheim China Technology ETF

Number
of Shares	Description	Value
	Total Long-Term Investments - 99.9%
	China - 99.9%
400,000	AAC Acoustic Technologies Holdings, Inc.	$ 732,275
577,500	Alibaba.com Ltd. (a) (b)	1,127,010
31,900	AsiaInfo-Linkage, Inc. (a)	569,734
25,248	Baidu, Inc., ADR (a)	1,980,201
168,000	Byd Co. Ltd. (b)	967,590
474,500	BYD Electronic International Co. Ltd.	228,146
1,054,000	China Aerospace International Holdings Ltd.	126,017
23,295	China Digital TV Holding Co. Ltd., ADR (a)	164,696
5,910,000	China Public Healthcare Holding Ltd. (a)	75,979
315,500	Comba Telecom Systems Holdings Ltd.	322,862
302,000	Digital China Holdings Ltd.	469,782
58,355	Giant Interactive Group, Inc., ADR	358,300
1,170,000	Hi Sun Technology China Ltd. (a)	409,128
1,305,000	Inspur International Ltd.	107,373
500,000	Ju Teng International Holdings Ltd.	262,904
186,500	Kingboard Chemical Holdings Ltd.	881,131
465,500	Kingboard Laminates Holdings Ltd.	447,038
864,000	Kingdee International Software Group Co. Ltd.	327,672
325,000	Kingsoft Corp Ltd.	153,757
1,360,000	Lenovo Group Ltd.	779,790
15,950,000	Nan Hai Corp Ltd. (a)	114,829
49,126	Netease.com, ADR (a)	1,951,776
9,266,000	Semiconductor Manufacturing International Corp. (a)	589,660
18,796	Shanda Interactive Entertainment Ltd., ADR (a)	775,899
20,240	Sina Corp. (a)	866,677
17,307	Sohu.com, Inc. (a)	839,389
1,506,000	Solomon Systech International Ltd.	90,997
104,700	Tencent Holdings Ltd.	1,915,383
720,000	TPV Technology Ltd.	429,491
420,000	Travelsky Technology Ltd.	362,306
256,000	Wasion Group Holdings Ltd.	187,594
230,700	ZTE Corp.	857,136
	Total Long-Term Investments - 99.9%
	(Cost $21,538,252)	19,472,522

	Investments of Collateral for Securities Loaned (c) - 10.8%
	Money Market Funds - 10.8%
2,101,756	BNY Mellon Securities Lending Overnight Fund, 0.306% (d)
	(Cost $2,101,756)	2,101,756
	Total Investments - 110.7%
	(Cost $23,640,008)	21,574,278
	Liabilities in excess of Other Assets - (10.7%)	(2,083,137)
	Net Assets - 100.0%	$ 19,491,141

ADR - American Depositary Receipt
(a) Non-income producing security.
(b) Security, or portion thereof, was on loan August 31, 2010.
(c) At August 31, 2010, the total market value of the Fund’s securities on loan was $2,000,698, and the total market value of the collateral held by the Fund was $2,101,756.
(d) Interest rate shown reflects yield as of August 31, 2010.

See notes to financial statements.

24 l Annual Report l August 31, 2010

Portfolio of Investments continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.4%
	Australia - 3.6%
5,543	Alumina Ltd., ADR	$ 33,979
457	BHP Billiton Ltd., ADR	30,404
1,881	Sims Metal Management Ltd., ADR	27,782
307	Westpac Banking Corp., ADR (a)	29,853
		122,018
	Belgium - 1.7%
609	Anheuser-Busch InBev NV, ADR	31,650
370	Delhaize Group SA, ADR	24,775
		56,425
	Cayman Islands - 0.9%
7,391	Melco Crown Entertainment Ltd., ADR (a) (b)	28,825
	China - 0.9%
2,592	City Telecom HK Ltd., ADR	31,052
	Denmark - 1.0%
376	Novo Nordisk A/S, ADR	32,193
	Finland - 0.8%
3,161	Nokia OYJ, ADR	27,058
	France - 4.3%
1,520	Cie Generale de Geophysique-Veritas, ADR (b)	25,430
1,645	France Telecom SA, ADR	33,393
1,002	Sanofi-Aventis SA, ADR	28,667
641	Total SA, ADR	29,903
1,172	Veolia Environnement, ADR	27,237
		144,630
	Germany - 4.5%
1,193	Aixtron AG, ADR (a)	29,431
519	Deutsche Bank AG	32,531
555	Fresenius Medical Care AG & Co. KGaA, ADR	31,446
682	SAP AG, ADR	29,694
323	Siemens AG, ADR	29,241
		152,343
	Greece - 1.8%
1,405	Coca Cola Hellenic Bottling Co. SA, ADR	32,821
8,778	Hellenic Telecommunications Organization SA, ADR	29,406
		62,227
	Ireland - 4.5%
1,285	CRH PLC, ADR (a)	20,136
5,669	Elan Corp. PLC, ADR (b)	24,830
7,636	Governor & Co. of the Bank of Ireland (The), ADR (a)	29,399
1,115	ICON PLC, ADR (b)	24,530
998	James Hardie Industries SE, ADR (b)	24,002
1,114	Ryanair Holdings PLC, ADR (b)	31,582
		154,479

Number
of Shares	Description	Value
	Israel - 2.6%
1,071	NICE Systems Ltd., ADR (b)	$ 28,703
1,795	Partner Communications Co. Ltd., ADR	29,635
569	Teva Pharmaceutical Industries Ltd., ADR	28,780
		87,118
	Italy - 2.8%
806	ENI SpA, ADR	31,958
1,168	Luxottica Group SpA, ADR	26,899
2,697	Telecom Italia SpA, ADR	36,598
		95,455
	Japan - 16.9%
1,430	Advantest Corp., ADR	27,041
738	Canon, Inc., ADR	30,192
789	Hitachi Ltd., ADR (a) (b)	31,994
1,020	Honda Motor Co. Ltd., ADR	33,589
1,862	Konami Corp., ADR	29,811
733	Kubota Corp., ADR	29,291
352	Kyocera Corp., ADR	30,117
1,037	Makita Corp., ADR	29,451
6,437	Mitsubishi UFJ Financial Group, Inc., ADR	30,576
121	Mitsui & Co. Ltd., ADR	31,097
8,602	Mizuho Financial Group, Inc., ADR	26,494
1,228	Nidec Corp., ADR	26,770
1,496	Nippon Telegraph & Telephone Corp., ADR	32,224
5,056	Nomura Holdings, Inc., ADR	28,314
2,031	NTT DoCoMo, Inc., ADR	34,263
2,363	Panasonic Corp., ADR	29,797
1,061	Sony Corp., ADR	29,697
421	Toyota Motor Corp., ADR	28,561
522	Wacoal Holdings Corp., ADR	35,809
		575,088
	Jersey - 2.7%
336	Randgold Resources Ltd., ADR	31,077
478	Shire PLC, ADR	30,927
593	WPP PLC, ADR (a)	29,389
		91,393
	Luxembourg - 2.6%
2,023	Acergy SA, ADR	31,073
1,039	ArcelorMittal (a)	30,058
821	Tenaris SA, ADR	27,627
		88,758
	Netherlands - 8.7%
5,413	Aegon NV	27,660
1,390	ASM International NV (a) (b)	30,594
1,026	ASML Holding NV	25,373
1,231	CNH Global NV	34,653
1,685	Crucell NV, ADR (b)	31,796

See notes to financial statements.

Annual Report l August 31, 2010 l 25

Portfolio of Investments continued

EEN | Guggenheim EW Euro-Pacific LDRs ETF (continued)

Number
of Shares	Description	Value
	Netherlands (continued)
3,852	ING Groep NV, ADR (b)	$ 34,206
982	Koninklijke Philips Electronics NV	27,408
1,397	Reed Elsevier NV, ADR	33,249
3,555	STMicroelectronics NV (a)	23,250
1,053	Unilever NV	28,210
		296,399
	New Zealand - 1.0%
4,670	Telecom Corp. of New Zealand Ltd., ADR	32,877
	Norway - 0.8%
1,439	Statoil ASA, ADR	26,967
	Portugal - 1.0%
2,862	Portugal Telecom SGPS SA, ADR (a)	33,400
	Spain - 4.1%
3,024	Banco Bilbao Vizcaya Argentaria SA, ADR	36,469
3,021	Banco Santander SA, ADR	35,315
1,472	Repsol YPF SA, ADR	33,532
523	Telefonica SA, ADR (a)	34,785
		140,101
	Sweden - 0.8%
2,803	Telefonaktiebolaget LM Ericsson, ADR	26,993
	Switzerland - 5.9%
1,708	ABB Ltd., ADR	33,084
779	Credit Suisse Group AG, ADR	34,182
2,029	Logitech International SA (a) (b)	29,907
631	Novartis AG, ADR	33,121
651	Syngenta AG, ADR	29,972
2,346	UBS AG	39,483
		199,749
	United Kingdom - 25.5%
2,434	ARM Holdings PLC, ADR (a)	40,599
678	AstraZeneca PLC, ADR	33,514
2,990	Aviva PLC, ADR	34,833
1,749	Barclays PLC, ADR	32,409
542	BHP Billiton PLC, ADR	30,298
913	BP PLC, ADR	31,800
470	British American Tobacco PLC, ADR	31,932
1,544	BT Group PLC, ADR	31,436
778	Carnival PLC, ADR (a)	25,324
463	Diageo PLC, ADR	30,326
784	Ensco PLC, ADR	32,246
873	GlaxoSmithKline PLC, ADR	32,650
632	HSBC Holdings PLC, ADR	31,094
1,780	Intercontinental Hotels Group PLC, ADR	27,127
9,098	Lloyds Banking Group PLC, ADR	38,212
722	National Grid PLC, ADR (a)	30,447
2,164	Pearson PLC, ADR	32,070
1,848	Prudential PLC, ADR	31,989

Number
of Shares	Description	Value
1,064	Reed Elsevier PLC, ADR (a)	$ 34,091
621	Rio Tinto PLC, ADR	31,317
2,351	Royal Bank of Scotland Group PLC, ADR (b)	32,044
596	Royal Dutch Shell PLC - Class A, ADR	30,593
572	Royal Dutch Shell PLC - Class B, ADR	30,345
638	Smith & Nephew PLC, ADR (a)	26,381
2,059	Tomkins PLC, ADR	40,603
1,063	Unilever PLC, ADR	28,233
1,452	Vodafone Group PLC, ADR	35,109
		867,022
	Long-Term Investments - 99.4%
	(Cost $2,977,000)	3,372,570
	Investments of Collateral for Securities Loaned (c) - 14.2%
	Money Market Funds - 14.2%
481,635	BNY Mellon Securities Lending Overnight Fund, 0.306% (d)
	(Cost $481,635)	481,635
	Total Investments - 113.6%
	(Cost $3,458,635)	3,854,205
	Liabilities in excess of Other Assets - (13.6%)	(460,012)
	Net Assets - 100.0%	$ 3,394,193

ADR - American Depositary Receipt
AG - Stock Corporation
A/S - Limited Liability Stock Company
ASA - Stock Company
KGaA- Limited Partnership
NV - Legal Entity
OYJ - Public Traded Company
PLC - Public Limited Company
SA - Corporation
SE - Stock Corporation
SGPS - Holding Enterprise
SpA - Limited Share Corporation

(a) Security, or portion thereof, was on loan at August 31, 2010.
(b) Non-income producing security.
(c) At August 31, 2010, the total market value of the Fund’s securities on loan was $464,927 and the total market value of the collateral held by the Fund was $481,635.
(d) Interest rate shown reflects yield as of August 31, 2010.

See notes to financial statements.

26 l Annual Report l August 31, 2010

Portfolio of Investments continued

TAN | Guggenheim Solar ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	British Virgin Islands - 3.6%
610,358	Renesola Ltd., ADR (a)	$ 5,352,840
	Canada - 2.6%
331,142	Canadian Solar, Inc. (a) (b)	3,897,541
	China - 28.2%
464,004	China Sunergy Co. Ltd., ADR (a) (b)	1,791,055
1,052,009	JA Solar Holdings Co. Ltd., ADR (a) (b)	6,480,375
619,457	LDK Solar Co. Ltd., ADR (a) (b)	4,218,502
377,367	Solarfun Power Holdings Co. Ltd., ADR (a) (b)	3,954,806
13,490,000	Solargiga Energy Holdings Ltd. (a)	2,636,087
711,613	Suntech Power Holdings Co. Ltd., ADR (a) (b)	5,507,885
398,732	Trina Solar Ltd., ADR (a) (b)	10,279,311
606,669	Yingli Green Energy Holding Co. Ltd., ADR (a) (b)	6,752,226
		41,620,247
	Germany - 25.2%
104,653	Centrotherm Photovoltaics AG (a) (b)	4,455,128
2,754,891	Conergy AG (a) (b)	2,111,301
40,051	Manz Automation AG (a) (b)	2,540,560
84,302	Phoenix Solar AG	2,978,593
642,449	Q-Cells SE (a) (b)	4,180,585
146,252	Roth & Rau AG (b)	3,691,557
58,246	SMA Solar Technology AG (a)	6,314,568
150,152	Solar Millennium AG (a) (b)	3,461,759
550,920	SolarWorld AG (a)	6,283,521
246,363	Solon SE (a) (b)	1,120,952
		37,138,524
	Norway - 4.6%
2,607,883	Renewable Energy Corp. ASA (a) (b)	6,737,613
	Spain - 1.1%
840,094	Solaria Energia y Medio Ambiente SA (b)	1,686,994
	Switzerland - 5.3%
281,368	Meyer Burger Technology AG (b)	7,755,656
	United Kingdom - 2.2%
3,833,611	PV Crystalox Solar PLC	3,299,453

Number
of Shares	Description	Value
	United States - 27.0%
603,662	Energy Conversion Devices, Inc. (a) (b)	$ 2,722,516
2,920,057	Evergreen Solar, Inc. (a) (b)	1,956,438
115,231	First Solar, Inc. (b)	14,732,283
664,540	GT Solar International, Inc. (b)	5,136,894
652,847	MEMC Electronic Materials, Inc. (b)	6,717,796
204,699	STR Holdings, Inc. (a) (b)	4,231,128
408,529	Sunpower Corp. - Class A (a) (b)	4,416,198
		39,913,253
	Long-Term Investments - 99.8%
	(Cost $201,824,524)	147,402,121
	Investments of Collateral for Securities Loaned (c) - 46.5%
	Money Market Funds - 46.5%
68,688,448	BNY Mellon Securities Lending Overnight Fund, 0.306% (d)
	(Cost $68,688,448)	68,688,448
	Total Investments - 146.3%
	(Cost $270,512,972)	216,090,569
	Liabilities in excess of Other Assets - (46.3%)	(68,402,420)
	Net Assets - 100.0%	$ 147,688,149

ADR - American Depositary Receipt
AG - Stock Corporation
ASA - Stock Company
PLC - Public Limited Company
SA - Corporation
SE - Stock Corporation

(a) Security, or portion thereof, was on loan at August 31, 2010.
(b) Non-income producing security.
(c) At August 31, 2010, the total market value of the Fund’s securities on loan was $65,626,763 and the total market value of the collateral held by the Fund was $68,688,448.
(d) Interest rate shown reflects yield as of August 31, 2010.

See notes to financial statements.

Annual Report l August 31, 2010 l 27

Portfolio of Investments continued

CGW | Guggenheim S&P Global Water Index ETF

Number
of Shares	Description	Value
	Common Stock - 99.5%
	Austria - 2.2%
58,617	Andritz AG	$ 3,575,965
28,902	BWT AG	660,092
		4,236,057
	Brazil - 2.8%
143,057	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	5,436,166
	China - 3.0%
2,155,000	China Everbright International Ltd. (Hong Kong) (a)	969,660
79,159	Duoyuan Global Water, Inc., ADR (a) (b)	1,682,920
6,586,000	Guangdong Investment Ltd. (Hong Kong)	3,208,966
		5,861,546
	Finland - 2.0%
210,502	Kemira OYJ	2,528,230
89,474	Uponor OYJ	1,245,201
		3,773,431
	France - 6.7%
382,929	Suez Environnement Co.	6,180,882
285,122	Veolia Environnement	6,656,844
		12,837,726
	Italy - 2.1%
128,789	ACEA SpA (b)	1,432,238
659,462	Hera SpA	1,204,412
247,091	Interpump Group SpA (b)	1,350,373
		3,987,023
	Japan - 6.0%
540,000	Ebara Corp. (b)	2,141,479
323,100	Kurita Water Industries Ltd.	8,515,188
65,000	Nihon Nohyaku Co. Ltd.	355,305
77,000	Organo Corp.	474,086
		11,486,058
	Netherland - 0.9%
158,320	Wavin NV (b)	1,752,598
	Singapore - 1.5%
991,000	Hyflux Ltd.	2,194,582
1,540,000	Sound Global Ltd. (b)	807,116
		3,001,698
	Spain - 1.0%
80,064	Fomento de Construcciones y Contratas SA (a)	1,890,143
	Switzerland - 9.9%
118,209	Geberit AG	19,071,985
	United Kingdom - 23.5%
586,370	Halma PLC	2,471,971
1,001,152	Northumbrian Water Group PLC	5,079,155

Number
of Shares	Description	Value
951,907	Pennon Group PLC	$ 8,382,914
648,578	Severn Trent PLC	12,908,562
1,861,180	United Utilities Group PLC	16,318,864
		45,161,466
	United States - 37.9%
47,663	American States Water Co.	1,588,608
195,620	American Water Works Co., Inc.	4,417,100
379,882	Aqua America, Inc.	7,552,054
79,650	Arch Chemicals, Inc.	2,446,848
23,955	Badger Meter, Inc. (a)	893,521
82,877	Calgon Carbon Corp. (b)	1,034,305
57,549	California Water Service Group	2,003,281
253,530	Danaher Corp.	9,210,745
33,311	Franklin Electric Co., Inc.	1,054,959
124,744	IDEX Corp.	3,716,124
107,842	Insituform Technologies, Inc. - Class A (b)	2,195,663
60,933	Itron, Inc. (b)	3,290,382
187,778	ITT Corp.	7,980,565
55,567	Layne Christensen Co. (b)	1,381,951
480,561	Mueller Water Products, Inc. - Class A	1,138,930
434,071	Nalco Holding Co.	9,862,093
148,545	Pentair, Inc.	4,471,204
35,191	SJW Corp.	813,264
165,233	Tetra Tech, Inc. (b)	2,998,979
31,352	Valmont Industries, Inc.	2,101,525
89,400	Watts Water Technologies, Inc. - Class A	2,685,576
		72,837,677
	Total Long-Term Investments - 99.5%
	(Cost $219,092,134)	191,333,574
	Investment of Collateral for Securities Loaned (c) - 1.6%
	Money Market Fund - 1.6%
3,049,662	BNY Mellon Securities Lending Overnight Fund, 0.306% (d)
	(Cost $3,049,662)	3,049,662
	Total Investments - 101.1%
	(Cost $222,141,796)	194,383,236
	Liabilities in excess of Other Assets - (1.1%)	(2,094,004)
	Net Assets - 100.0%	$ 192,289,232

ADR - American Depositary Receipt
AG - Stock Corporation
NV - Publicly Traded Company
OYJ - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SpA - Limited Share Company

(a) Security, or portion thereof, was on loan at August 31, 2010.
(b) Non-income producing security.
(c) At August 31, 2010, the total market value of the Fund’s securities on loan was $2,945,766 and the total market value of the collateral held by the Fund was $3,049,662.
(d) Interest rate shown reflects yield as of August 31, 2010.

See notes to financial statements.

28 l Annual Report l August 31, 2010

This Page Intentionally Left Blank.

Statement of Assets and Liabilities l August 31, 2010

			Guggenheim
		Guggenheim	China
	Guggenheim	China All-Cap	Technology
	Airline ETF	ETF	ETF
	(FAA)	(YAO)	(CQQQ)
Assets
Investments in securities, at value (including securities on loan)	$44,277,197	$63,541,781	$21,574,278
Foreign currency, at value	–	1,567	–
Cash	–	63,383	168,365
Receivables:
Investments sold	5,102,461	–	81,586
Securities lending income	1,367	3,398	7,471
Dividends	2,254	2,489	–
Tax reclaims	629	–	–
Due from Adviser	53,309	–	–
Other assets	1,323	–	–
Total assets	49,438,540	63,612,618	21,831,700
Liabilities
Custodian bank	12,079	–	–
Payables:
Investments purchased	5,149,893	–	226,832
Administration fee payable	–	–	–
Collateral for securities on loan	1,474,053	2,173,058	2,101,756
Accrued advisory fees	–	37,449	11,971
Accrued expenses	58,397	–	–
Total liabilities	6,694,422	2,210,507	2,340,559
Net Assets	$42,744,118	$61,402,111	$19,491,141
Composition of Net Assets
Paid-in capital	$43,325,739	$64,728,379	$21,554,331
Accumulated undistributed net investment income (loss)	(66,062)	641,014	56,701
Accumulated net realized gain (loss) on investments and currency transactions	(1,447,733)	(748,896)	(54,161)
Net unrealized appreciation (depreciation) on investments and currency translation	932,174	(3,218,386)	(2,065,730)
Net Assets	$42,744,118	$61,402,111	$19,491,141
Shares outstanding ($0.01 par value with unlimited amount authorized)	1,300,000	2,500,000	800,000
Net Asset Value Per Share	$32.88	$24.56	$24.36
Investments in securities, at cost	$43,339,586	$66,760,166	$23,640,008
Foreign currency, at cost	$–	$1,567	$–
Securities on loan, at value	$1,392,083	$2,018,378	$2,000,698

See notes to financial statements.

30 l Annual Report l August 31, 2010

Statement of Assets and Liabilities continued

Guggenheim		Guggenheim S&P
EW Euro-Pacific	Guggenheim	Global Water
LDRs ETF	Solar ETF	Index ETF
(EEN)	(TAN)	(CGW)
$3,854,205	$216,090,569	$194,383,236
–	–	–
3,432	173,372	102,143
44,044	2,917,241	–
302	229,575	7,066
9,690	–	568,340
–	–	509,417
–	–	–
10,141	57,092	4,601
3,921,814	219,467,849	195,574,803
–	–	–
44,936	2,917,100	–
–	3,805	4,689
481,635	68,688,448	3,049,662
1,050	37,775	70,571
–	132,572	160,649
527,621	71,779,700	3,285,571
$3,394,193	$147,688,149	$192,289,232
$5,158,213	$339,688,504	$302,193,992
88,345	(251,641)	3,637,441
(2,247,982)	(137,323,989)	(85,791,765)
395,617	(54,424,725)	(27,750,436)
$3,394,193	$147,688,149	$192,289,232
202,000	20,160,000	11,240,000
$16.80	$7.33	$17.11
$3,458,635	$270,512,972	$222,141,796
$–	$–	$–
$464,927	$65,626,763	$2,945,766

See notes to financial statements.

Annual Report l August 31, 2010 l 31

Statement of Operations l For the period ended August 31, 2010

			Guggenheim
		Guggenheim	China
	Guggenheim	China	Technology
	Airline ETF	All-Cap ETF*	ETF**
	(FAA)	(YAO)	(CQQQ)
Investment Income
Dividend income	$59,331	$1,171,794	$265,780
Less Return of capital distributions received	–	–	(127,603)
Foreign taxes withheld	(122)	(94,425)	(3,367)
Net dividend income	59,209	1,077,369	134,810
Net securities lending income	2,036	9,112	17,899
Total investment income	61,245	1,086,481	152,709
Expenses
Advisory fee <Note 3>	122,039	443,272	95,095
Administration fee	6,712	–	–
Custodian fee	51,967	–	–
Licensing	14,645	–	–
Listing fee and expenses	5,000	–	–
Miscellaneous	14,201	–	–
Offering costs	11,373	–	–
Printing expenses	14,425	–	–
Professional fees	31,186	–	–
Registration & filings	1,940	–	–
Trustees’fees and expenses	3,021	–	–
Total expenses	276,509	443,272	95,095
Advisory fees waived	(94,281)	–	–
Net expenses	182,228	443,272	95,095
Net Investment Income (Loss)	(120,983)	643,209	57,614
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,059,103)	(748,896)	(54,097)
In-kind transactions	2,498,887	183,862	84,174
Foreign currency transactions	(33,114)	(2,195)	(977)
Net realized gain (loss)	1,406,670	(567,229)	29,100
Net change in unrealized appreciation (depreciation) on:
Investments	358,030	(3,218,385)	(2,065,730)
Foreign currency translation	(5,186)	(1)	–
Net unrealized appreciation (depreciation)	352,844	(3,218,386)	(2,065,730)
Net realized and unrealized gain (loss)	1,759,514	(3,785,615)	(2,036,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,638,531	$(3,142,406)	$(1,979,016)

*	For the period October 19, 2009 (commencement of the Fund’s operations) to August 31, 2010.
**	For the period December 8, 2009 (commencement of the Fund’s operations) to August 31, 2010.

See notes to financial statements.

32 l Annual Report l August 31, 2010

Statement of Operations continued

Guggenheim		Guggenheim S&P
EW Euro-Pacific	Guggenheim	Global Water
LDRs ETF	Solar ETF	Index ETF
(EEN)	(TAN)	(CGW)
$131,484	$455,889	$6,380,108
(7,679)	–	–
(10,835)	(47,272)	(322,046)
112,970	408,617	6,058,062
708	570,342	9,622
113,678	978,959	6,067,684
14,655	858,940	1,114,106
–	47,155	59,468
–	175,962	136,885
–	232,682	235,355
–	5,000	5,000
–	21,156	25,225
–	–	–
–	86,604	87,738
–	82,556	56,771
–	1,358	1,179
–	4,689	5,711
14,655	1,516,102	1,727,438
–	(389,564)	(167,690)
14,655	1,126,538	1,559,748
99,023	(147,579)	4,507,936
189,712	(14,486,616)	(20,909,724)
213,559	20,281,476	4,522,886
(230)	(34,420)	(121,687)
403,041	5,760,440	(16,508,525)
(560,128)	(34,081,801)	14,708,456
(303)	(2,860)	14,348
(560,431)	(34,084,661)	14,722,804
(157,390)	(28,324,221)	(1,785,721)
$(58,367)	$(28,471,800)	$2,722,215

See notes to financial statements.

Annual Report l August 31, 2010 l 33

Statement of Changes in Net Assets l

	Guggenheim Airline ETF		Guggenheim China All-Cap ETF	Guggenheim China Technology ETF
	(FAA)		(YAO)	(CQQQ)
	For the Year	For the Period	For the Period	For the Period
	Ended	Ended	Ended	Ended
	August 31, 2010	August 31, 20091	August 31, 20102	August 31, 20103
Increase (Decrease) in Net Assets Resulting
from Operations
Net investment income (loss)	$(120,983)	$(6,926)	$643,209	$57,614
Net realized gain (loss)	1,406,670	(300,594)	(567,229)	29,100
Net change in unrealized appreciation (depreciation)	352,844	579,330	(3,218,386)	(2,065,730)
Net increase (decrease) in net assets resulting
from operations	1,638,531	271,810	(3,142,406)	(1,979,016)
Distribution to Shareholders
From and in excess of net investment income	–	–	–	–
Return of capital	–	–	–	–
Total distributions	–	–	–	–
Capital Share Transactions
Proceeds from sale of shares	42,888,860	4,466,649	90,898,901	27,450,682
Cost of shares redeemed	(6,521,732)	–	(26,354,384)	(5,980,525)
Net increase (decrease) from capital share transactions	36,367,128	4,466,649	64,544,517	21,470,157
Total increase (decrease) in net assets	38,005,659	4,738,459	61,402,111	19,491,141
Net Assets
Beginning of period	4,738,459	–	–	–
End of period	$42,744,118	$4,738,459	$61,402,111	$19,491,141
Accumulated undistributed net investment income
(loss) at end of period	$(66,062)	$(5,203)	$641,014	$56,701
Changes in Shares Outstanding
Shares sold	1,300,000	200,000	3,600,000	1,050,000
Shares redeemed	(200,000)	–	(1,100,000)	(250,000)
Shares outstanding, beginning of period	200,000	–	–	–
Shares outstanding, end of period	1,300,000	200,000	2,500,000	800,000

1Commencement of investment operations - January 26, 2009
2Commencement of investment operations - October 19, 2009
3Commencement of investment operations - December 8, 2009

See notes to financial statements.

34 l Annual Report l August 31, 2010

Statement of Changes in Net Assets continued

Guggenheim EW Euro-Pacific LDRs ETF		Guggenheim Solar ETF		Guggenheim S&P Global Water Index ETF
(EEN)		(TAN)		(CGW)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
$99,023	$78,152	$(147,579)	$(682,049)	$4,507,936	$3,523,548
403,041	(1,946,080)	5,760,440	(118,947,091)	(16,508,525)	(80,556,660)
(560,431)	1,280,812	(34,084,661)	(15,257,352)	14,722,804	7,122,325
(58,367)	(587,116)	(28,471,800)	(134,886,492)	2,722,215	(69,910,787)
(50,400)	(110,090)	–	(135,916)	(2,744,000)	(11,972,880)
–	–	–	(1,364)	–	–
(50,400)	(110,090)	–	(137,280)	(2,744,000)	(11,972,880)
916,573	–	67,748,275	152,297,436	80,096,524	23,626,129
(854,103)	–	(58,153,115)	(37,291,856)	(66,723,649)	(111,155,322)
62,470	–	9,595,160	115,005,580	13,372,875	(87,529,193)
(46,297)	(697,206)	(18,876,640)	(20,018,192)	13,351,090	(169,412,860)
3,440,490	4,137,696	166,564,789	186,582,981	178,938,142	348,351,002
$3,394,193	$3,440,490	$147,688,149	$166,564,789	$192,289,232	$178,938,142
$88,345	$38,290	$(251,641)	$(342,034)	$3,637,441	$1,995,182
50,000	–	7,600,000	15,280,000	4,400,000	1,520,000
(50,000)	–	(6,800,000)	(3,040,000)	(3,760,000)	(5,920,000)
202,000	202,000	19,360,000	7,120,000	10,600,000	15,000,000
202,000	202,000	20,160,000	19,360,000	11,240,000	10,600,000

See notes to financial statements.

Annual Report l August 31, 2010 l 35

Financial Highlightsl

FAA | Guggenheim Airline ETF

		For the Period
	For the Year	January 26, 2009**
Per share operating performance	Ended	through
for a share outstanding throughout the period	August 31, 2010	August 31, 2009
Net asset value, beginning of period	$23.69	$24.04	(e)
Income from investment operations
Net investment income (loss) (a)	(0.16)	(0.05)
Net realized and unrealized gain (loss)	9.35	(0.30	)(e)
Total from investment operations	9.19	(0.35)
Net asset value, end of period	$32.88	$23.69
Market value, end of period	$32.74	$24.10
Total return*(b)
Net asset value	38.79%	-1.46	%(e)

Ratios and supplemental data
Net assets, end of period (thousands)	$42,744	$4,738
Ratio of net expenses to average net assets*	0.75%	0.95	%(c)
Ratio of net investment loss to average net assets*	-0.50%	-0.40	%(c)
Portfolio turnover rate (d)	65%	58%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.13%	5.67	%(c)
Ratio of net investment loss to average net assets	-0.88%	-5.12	%(c)
** Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.
(e) Subsequent to August 31, 2009, it was identified that the net asset value, for January 26, 2009 was listed incorrectly as $23.82. As a result, the total return and the net realized and unrealized gain (loss) per share previously reported as -0.54% and $(0.08), were revised to -1.46% and $(0.30), respectively. These revisions had no effect on the net asset value at the end of the period or the ratio and supplemental data above for the period ended August 31, 2009.

See notes to financial statements.

36 l Annual Report l August 31, 2010

Financial Highlights (continued)

YAO | Guggenheim China All-Cap ETF

	For the Period
	October 19, 2009*
Per share operating performance	through
for a share outstanding throughout the period	August 31, 2010
Net asset value, beginning of period	$24.82
Income from investment operations
Net investment income (a)	0.22
Net realized and unrealized loss	(0.48)
Total from investment operations	(0.26)
Net asset value, end of period	$24.56
Market value, end of period	$24.55
Total return (b)
Net asset value	-1.05%

Ratios and supplemental data
Net assets, end of period (thousands)	$61,402
Ratio of net expenses to average net assets	0.70	%(c)
Ratio of net investment income to average net assets	1.02	%(c)
Portfolio turnover rate (d)	11%
* Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report l August 31, 2010 l 37

Financial Highlights (continued)

CQQQ | Guggenheim China Technology ETF

	For the Period
	December 8, 2009*
Per share operating performance	through
for a share outstanding throughout the period	August 31, 2010
Net asset value, beginning of period	$25.06
Income from investment operations
Net investment income (a)	0.08
Net realized and unrealized loss	(0.78)
Total from investment operations	(0.70)
Net asset value, end of period	$24.36
Market value, end of period	$24.40
Total return (b)
Net asset value	-2.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,491
Ratio of net expenses to average net assets	0.70	%(c)
Ratio of net investment income to average net assets	0.43	%(c)
Portfolio turnover rate (d)	11%
* Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

38 l Annual Report l August 31, 2010

Financial Highlights (continued)

EEN | Guggenheim EW Euro-Pacific LDRs ETF

	For the Year	For the Year		For the Year		For the Period
	Ended	Ended		Ended		March 1, 2007**
Per share operating performance	August 31,	August 31,		August 31,		through
for a share outstanding throughout the period	2010	2009		2008		August 31, 2007
Net asset value, beginning of period	$17.03	$20.48		$25.29		$24.15
Income from investment operations
Net investment income (a)	0.42	0.39		0.41		0.28
Net realized and unrealized gain (loss)	(0.45)	(3.29)		(4.30)		0.86
Total from investment operations	(0.03)	(2.90)		(3.89)		1.14
Distributions to shareholders
From and in excess of net investment income	(0.20)	(0.55)		(0.92)		–
Net asset value, end of period	$16.80	$17.03		$20.48		$25.29
Market value, end of period	$16.98	$17.08		$20.25		$25.35
Total return* (b)
Net asset value	-0.25%	-13.44%		-16.03%		4.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,394	$3,440		$4,138		$5,108
Ratio of net expenses to average net assets	0.35%	0.55	%(c)*	1.08	%(d)*	1.32	%(d)(e)*
Ratio of net investment income to average net assets	2.36%	2.75	%(c)*	1.75	%(d)*	2.21	%(d)(e)*
Portfolio turnover rate (f)	40%	150%		105%		55%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	N/A	3.83	%(c)	4.86%		3.35	%(e)
Ratio of net investment income (loss) to average net assets	N/A	-0.53	%(c)	-2.03%		0.18	%(e)
** Commencement of investment operations
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) The 0.65% expense cap ratio was replaced with a 0.35% unitary investment advisory fee on March 31, 2009.
(d) Reflects an expense cap of 0.65%
(e) Annualized.
(f) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report l August 31, 2010 l 39

Financial Highlights (continued)

TAN | Guggenheim Solar ETF

				For the Period
	For the Year	For the Year		April 15, 2008**
Per share operating performance	Ended	Ended		through
for a share outstanding throughout the period	August 31, 2010	August 31, 2009		August 31, 2008
Net asset value, beginning of period	$8.60	$26.21		$25.13
Income from investment operations
Net investment income (loss) (a)	(0.01)	(0.05)		0.02
Net realized and unrealized gain (loss)	(1.26)	(17.55)		1.06
Total from investment operations	(1.27)	(17.60)		1.08
Distributions to shareholders
From and in excess net investment income	–	(0.01)		–
Return of capital	–	(0.00	)(b)	–
Total distributions	–	(0.01)		–
Net asset value, end of period	$7.33	$8.60		$26.21
Market value, end of period	$7.29	$8.52		$26.28
Total return* (c)
Net asset value	-14.77%	-67.14%		4.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$147,688	$166,565		$186,583
Ratio of net expenses to average net assets*	0.66%	0.70%		0.79	%(d)
Ratio of net investment income (loss) to average net assets*	-0.09%	-0.54%		0.16	%(d)
Portfolio turnover rate(e)	17%	86%		9%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.88%	0.95%		0.93	%(d)
Ratio of net investment income (loss) to average net assets	-0.31%	-0.79%		0.02	%(d)
** Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Less than $0.01.
(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d) Annualized.
(e) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

40 l Annual Report l August 31, 2010

Financial Highlights (continued)

CGW | Guggenheim S&P Global Water Index ETF

				For the Period
	For the Year	For the Year	For the Year	May 14, 2007**
Per share operating performance	Ended	Ended	Ended	through
for a share outstanding throughout the period	August 31, 2010	August 31, 2009	August 31, 2008	August 31, 2007
Net asset value, beginning of period	$16.88	$23.22	$24.86	$24.78
Income from investment operations
Net investment income (loss)(a)	0.36	0.35	0.90	0.10
Net realized and unrealized gain (loss)	0.07	(5.45)	(2.43)	(0.02)
Total from investment operations	0.43	(5.10)	(1.53)	0.08
Distributions to shareholders
From and in excess of net investment income	(0.20)	(1.24)	(0.11)	–
Net asset value, end of period	$17.11	$16.88	$23.22	$24.86
Market value, end of period	$16.99	$16.93	$23.43	$25.13
Total return * (b)
Net asset value	2.46%	-20.93%	-6.20%	0.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$192,289	$178,938	$348,351	$253,545
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.72	%(c)
Ratio of net investment income (loss) to average net assets*	2.02%	2.29%	3.73%	1.41	%(c)
Portfolio turnover rate (d)	17%	56%	38%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.77%	0.88%	0.73%	0.83	%(c)
Ratio of net investment income (loss) to average net assets	1.95%	2.11%	3.70%	1.30	%(c)
** Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report l August 31, 2010 l 41

Notes to Financial Statements l August 31, 2010

Note 1 – Organization:
Claymore Exchange-Traded FundTrust 2 (the“Trust”), which is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), is organized as an open-end management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, theTrust consisted of 16 Funds (each a“Fund”or collectively the“Funds”).

Subsequent to the fiscal year ended August 31, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc. Also, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC.

Subsequent to August 31, 2010, name changes occurred for the following Funds:

Name as of August 31, 2010	New Name as of September 24, 2010
Claymore/AlphaShares China All-Cap ETF	Guggenheim China All-Cap ETF
Claymore/BNY Mellon EW Euro-Pacific LDRs ETF	Guggenheim EW Euro-Pacific LDRs ETF
Claymore China Technology ETF	Guggenheim China Technology ETF
Claymore/MAC Global Solar Energy Index ETF	Guggenheim Solar ETF
Claymore/NYSE Arca Airline ETF	Guggenheim Airline ETF
Claymore S&P Global Water Index ETF	Guggenheim S&P Global Water Index ETF

The following six Funds have an annual reporting period-end on August 31, 2010:

Guggenheim Airline ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim EW Euro-Pacific LDRs ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”).The Funds’market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a“Creation Unit.”Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds.The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim Airline ETF	NYSE Arca Global Airline Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim EW Euro-Pacific LDRs ETF	The BNY Mellon Euro-Pacific Select ADR Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“ASC”) as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Funds’financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The

42 l Annual Report l August 31, 2010

Notes to Financial Statements continued

effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have adopted the disclosures required by this amendment, which did not have a material impact on the financial statement.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities.The Funds value Level 2 equity securities using quoted prices that are fair valued using procedures approved by the Board ofTrustees.The Funds did not have any Level 3 securities during the period ended August 31, 2010.

The following table represents the Funds’investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2010.

Guggenheim China All-Cap ETF
Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary	$ 3,515	$ –	$ –	$ 3,515
Consumer Staples	3,548	–	–	3,548
Energy	10,456	–	–	10,456
Financials	17,970	1,246	–	19,216
Health Care	675	–	–	675
Industrials	6,550	–	–	6,550
Information Technology	7,599	–	–	7,599
Materials	3,534	–	–	3,534
Telecommunications	5,339	–	–	5,339
Utilities	937	–	–	937
Money Market Fund	2,173	–	–	2,173
Total	$ 62,296	$ 1,246	$ –	$ 63,542

Guggenheim China All-Cap ETF had a transfer from Level 1 to Level 2 of $1,246 as a result of Ping An Insurance Group Co. of China Ltd. not trading on a principal exchange on August 31, 2010.

All securities held by Guggenheim Airline ETF, Guggenheim China Technology ETF, Guggenheim EW Euro-Pacific LDRs ETF, Guggenheim Solar ETF, and Guggenheim S&P Global Water Index ETF were valued using quoted prices in active markets (Level 1).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received.These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital.The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Offering Costs
For Guggenheim Airline ETF, offering costs were accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. Guggenheim Funds Investment Advisors, LLC agreed to pay all offering costs in excess of 0.25% and all organizational expenses of the Fund incurred prior to the commencement of investment operations.

(f) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent.The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities.The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between theTrust, on behalf of each Fund, and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Annual Report l August 31, 2010 l 43

Notes to Financial Statements continued

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Airline ETF	0.50%
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%
Guggenheim EW Euro-Pacific LDRs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to their unitary fee structure, Guggenheim China All-Cap ETF, Guggenheim China Technology ETF and Guggenheim EW Euro-Pacific LDRs ETF do not charge a separate Fund Administration fee.

For the year ended August 31, 2010, the below listed Funds recognized Fund Administration expenses:

Fund Administration
Expense
Guggenheim Airline ETF	$ 6,712
Guggenheim Solar ETF	47,155
Guggenheim S&P Global Water Index ETF	59,468

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Guggenheim China All-Cap ETF, Guggenheim ChinaTechnology ETF, and Guggenheim EW Euro-Pacific LDRs ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding the following percentages of average net assets per year, at least until December 31, 2013:

Fund	Rate
Guggenheim Airline ETF	0.65%
Guggenheim Solar ETF	0.65%
Guggenheim S&P Global Water Index ETF	0.65%

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

TheTrust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations (listed in the table below), the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the year ended August 31, 2010, the Adviser waived fees and assumed the following fees and expenses:

		Potentially Recoverable Expenses Expiring August 31,
	Advisory
	Fees
	Waived	2011		2012		2013	Total
Guggenheim
Airline ETF	$94,281	$–		$81,982		$94,281	$176,263

Guggenheim
Solar ETF	389,564	75,490		597,275	*	–	672,765

Guggenheim
S&P Global
Water Index ETF	167,690	541,671	*	–		–	541,671

* Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses or reimbursed.

Certain officers and/or trustees of theTrust are officers and/or directors of the Adviser.TheTrust does not compensate its officers and/or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Airline ETF	Archipelago Holdings, Inc.
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim EW Euro-Pacific LDRs ETF	The BNY Mellon
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds.The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

44 l Annual Report l August 31, 2010

Notes to Financial Statements continued

At August 31, 2010, the cost of investments, accumulated unrealized appreciation (depreciation) on investments were as follows:

					Net Tax
					Unrealized
	Cost of			Net Tax	Appreciation
	Investments	Gross Tax	Gross Tax	Unrealized	(Depreciation)
	for Tax	Unrealized	Unrealized	Appreciation	or Foreign
	Purposes	Appreciation	Depreciation	(Depreciation)	Currency
Guggenheim Airline ETF	$43,643,774	$2,257,825	$(1,624,402)	$633,423	$(5,437)
Guggenheim China All-Cap ETF	66,839,875	3,471,743	(6,769,837)	(3,298,094)	(1)
Guggenheim China Technology ETF	23,697,233	1,204,453	(3,327,408)	(2,122,955)	–
Guggenheim EW Euro-Pacific LDRs ETF	3,472,966	547,009	(165,770)	381,239	47
Guggenheim Solar ETF	271,354,210	22,857,655	(78,121,296)	(55,263,641)	(2,322)
Guggenheim S&P Global Water Index ETF	224,495,739	4,735,120	(34,847,623)	(30,112,503)	8,124

Tax components of the following balances as of August 31, 2010, were as follows:

		Undistributed
	Undistributed	Long-Term
	Ordinary	Gains/
	Income/	(Accumulated
	(Accumulated	Capital &
	Ordinary Loss)	Other Loss)
Guggenheim Airline ETF	$157,085	$(1,366,692)
Guggenheim China All-Cap ETF	718,348	(746,521)
Guggenheim China Technology ETF	68,176	(8,411)
Guggenheim EW Euro-Pacific LDRs ETF	99,540	(2,244,846)
Guggenheim Solar ETF	–	(136,734,392)
Guggenheim S&P Global Water Index ETF	3,953,415	(83,753,796)

Distributions to Shareholders:
The tax character of distributions paid during the period ended August 31, 2010 was as follows:

Distributions paid
from Ordinary Income
Guggenheim EW Euro-Pacific LDRs ETF	$50,400
Guggenheim S&P Global Water ETF	2,744,000

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

	Distributions paid	Distributions paid
	from Ordinary Income	from Return of Capital
Guggenheim EW Euro-Pacific LDRs ETF	$110,090	$–
Guggenheim Solar ETF	135,916	1,364
Guggenheim S&P Global Water Index ETF	11,972,880	–

At August 31, 2010, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Guggenheim Airline ETF	$60,124	$(2,559,012)	$2,498,888
Guggenheim China All-Cap ETF	(2,195)	(181,667)	183,862
Guggenheim China Technology ETF	(913)	(83,261)	84,174
Guggenheim EW Euro-Pacific LDRs ETF	1,432	(214,991)	213,559
Guggenheim Solar ETF	237,972	(20,248,596)	20,010,624
Guggenheim S&P Global Water Index ETF	(121,677)	(4,401,209)	4,522,886

At August 31, 2010, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital	Capital	Capital
	Loss	Loss	Loss
	expiring in	expiring in	expiring in
	2016	2017	2018	Total
Guggenheim Airline ETF	$–	$–	$131,051	$131,051
Guggenheim China All-Cap ETF	–	–	29,623	29,623
Guggenheim EW Euro-Pacific LDRs ETF	22,310	605,146	1,617,390	2,244,846
Guggenheim Solar ETF	–	6,030,482	118,970,762	125,001,244
Guggenheim S&P Global Water Index ETF	–	32,128,972	39,507,902	71,636,874

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended August 31, 2010, the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (“PFIC”) losses as follows:

		Post-October
	Post-October	Foreign
	Capital	Currency and
	Losses	PFIC Losses
Guggenheim Airline ETF	$1,235,641	$–
Guggenheim China All-Cap ETF	716,898	2,184
Guggenheim China Technology ETF	8,411	–
Guggenheim EW Euro-Pacific LDRs ETF	–	230
Guggenheim Solar ETF	11,733,148	–
Guggenheim S&P Global Water Index ETF	12,116,922	–

Annual Report l August 31, 2010 l 45

Notes to Financial Statements continued

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of theTrust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the period ended August 31, 2010, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Airline ETF	$16,341,719	$15,831,083
Guggenheim China All-Cap ETF	10,577,060	8,220,522
Guggenheim China Technology ETF	2,629,142	2,135,560
Guggenheim EW Euro-Pacific LDRs ETF	1,673,018	1,597,841
Guggenheim Solar ETF	28,953,303	29,850,368
Guggenheim S&P Global Water Index ETF	37,966,441	37,013,007

For the period ended August 31, 2010, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Airline ETF	$42,250,323	$6,490,976
Guggenheim China All-Cap ETF	89,122,190	26,326,586
Guggenheim China Technology ETF	27,118,065	5,975,869
Guggenheim EW Euro-Pacific LDRs ETF	916,506	854,440
Guggenheim Solar ETF	67,976,123	58,121,348
Guggenheim S&P Global Water Index ETF	79,605,352	65,848,833

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Creation or Redemption transaction fees ranging from $500 to $6,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the usual process through the National Securities Clearing Corporation or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution Agreement:
The Board ofTrustees of theTrust has adopted a distribution and services plan (the“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board ofTrustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

46 l Annual Report l August 31, 2010

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Guggenheim Airline ETF (formerly Claymore/NYSE Arca Airline ETF), Guggenheim China All-Cap ETF (formerly Claymore/AlphaShares China All-Cap ETF), Guggenheim China Technology ETF (formerly Claymore China Technology ETF), Guggenheim EW Euro-Pacific LDRs ETF (formerly Claymore/BNY Mellon EW Euro-Pacific LDRs ETF), Guggenheim Solar ETF (formerly Claymore/MAC Global Solar Energy Index ETF), and Guggenheim S&P Global Water Index ETF (formerly Claymore S&P Global Water Index ETF), six of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2, collectively the Funds, including the portfolios of investments, as of August 31, 2010, and the related statements of operations, statements of changes in net assets and financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective six Funds comprising the Claymore Exchange-Traded Fund Trust 2 at August 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 26, 2010

Annual Report l August 31, 2010 l 47

Supplemental Information l (unaudited)

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2010.

Guggenheim China All-Cap ETF intends to designate $94,425 of foreign tax withholding on foreign source income of $1,165,464.

Guggenheim EW Euro-Pacific LDRs ETF intends to designate $10,594 of foreign tax withholding on foreign source income of $87,417.

Guggenheim S&P Global Water Index ETF intends to designate $322,046 of foreign tax withholding on foreign source income of $2,655,796.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified dividend	Dividends received
	income	deduction
Guggenheim Airline ETF	0.00%	0.00%
Guggenheim China All-Cap ETF	0.00%	0.00%
Guggenheim China Technology ETF	0.00%	0.00%
Guggenheim EW Euro-Pacific LDRs ETF	100.00%	0.00%
Guggenheim Solar ETF	0.00%	0.00%
Guggenheim S&P Global Water Index ETF	100.00%	39.78%

Results of Shareholder Votes
At the September 23, 2010, shareholder meeting, shareholders voted on the election of Trustees. With regard to the election of the following Trustees by shareholders of the Trust:

	# of Shares	# of Shares
	In Favor	Withheld
Roman Friedrich III	49,440,969	1,095,468
Robert B. Karn III	49,416,575	1,119,862

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

			Number of	Other
	Term of		Funds in	Directorships
	Office**		the Fund	Held by
Name, Address*, Year	and Length	Principal Occupations during	Complex***	Trustee during
of Birth and Position(s)	of Time	the Past Five Years and	Overseen	the Past
held with Registrant	Served	Other Affiliations	by Trustee	Five Years
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer,	52	None
Year of Birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business
Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Roman Friedrich III	Since 2010†	Founder of Roman Friedrich & Company, which specializes in the provision	44	Director, Zincore Metals, Inc.
Year of Birth: 1946		of financial advisory services to corporations in the resource sector.		(2009-present), GFM Resources
Trustee		Previously, Managing Director at TD Securities. Managing Director		Ltd. (2005-present), Stratagold
		Lancaster Financial Ltd.; Wood Gundy; Burns Fry Ltd.; President,		Corporation (2003-2009) and
		Chase Manhattan Bank (Canada) Ltd.		Gateway Gold Corp. (2004-2008)
Robert B. Karn III	Since 2010†	Consultant (1998-present). Previously, Managing Partner, Financial and	45	Director of Peabody Energy
Year of Birth: 1942		Economic Consulting, St. Louis office of Arthur Andersen, LLP.		Company (2003-present), GP
Trustee				Natural Resource Partners LLC
(2002-present) and Kennedy
Capital Management, Inc.
(2002-present)
Ronald A. Nyberg	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	54	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary
of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2006	Retired. Formerly, Vice President, Manager and Portfolio Manager of	51	None
Year of Birth: 1958		Nuveen Asset Management (1998-1999), Vice President of Nuveen
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager
of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice
President and Portfolio Manager of Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
The Guggenheim Funds Group Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.The Guggenheim Funds Group Complex is overseen by multiple Boards of Trustees.

†	Messrs. Friedrich and Karn were elected by shareholders as Trustees of the Trust on September 23, 2010.

48 l Annual Report l August 31, 2010

Supplemental Information (unaudited) continued

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth and	Office** and
Position(s) held	Length of	Principal Occupations During the Past Five Years
with Registrant	Time Served	and Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds
Year of Birth: 1959		Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and
Chief Executive Officer	Since 2010	Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of
Chief Legal Officer	Since 2008	certain other funds in the Fund Complex. Formerly, Associate General
Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Bruce Albelda	Since 2010	Senior Managing Director and Chief Financial Officer of Guggenheim Funds
Year of Birth: 1963		Distributors, Inc., Guggenheim Funds Investment Advisors, LLC and Claymore
Interim Chief Financial		Investments, Inc., Toronto, ON, Director and Chief Financial Officer of Guggenheim Funds
Officer, Interim Chief		Services Group, Inc (2007 – present). Formerly, Executive Vice President, Finance, of
Accounting Officer		Guggenheim Funds Distributors, Inc., Guggenheim Funds Investment Advisors, LLC, and
and Interim Treasurer		Claymore Investments, Inc., Toronto, ON (2006 -2007); Consultant for Concentric Equity
Partners (2006); Chief Financial Officer of Cantata Technology (2003 - 2006).
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc.
Year of Birth: 1957		(2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Chief Compliance Officer		Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect
LLC (1999-2003).
Melissa J. Nguyen	Since 2006	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc.
Year of Birth: 1978		(2005-present). Secretary of certain funds in the Fund Complex; Formerly,
Secretary		Associate, Vedder Price P.C. (2003-2005).

William H. Belden, III	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present).
Year of Birth: 1965		Formerly, Vice President of Product Management at Northern Trust
Vice President		Global Investments (1999-2005).

Chuck Craig	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Guggenheim Funds
Year of Birth: 1967		Investment Advisors, LLC. Formerly, Assistant Vice President, First
Vice President		Trust Portfolios, L.P. (1999-2003).

David A. Botset	Since 2010	Senior Vice President, Guggenheim Funds Distributors, Inc. (2008-present). Formerly,
Year of Birth: 1974		Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice
Vice President		President, Investment Development and Oversight, Nuveen Investments (2004-2007);
Assistant Vice President Internal Sales and Service Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l August 31, 2010 l 49

Board Considerations Regarding Annual Review of the
Investment Advisory l

On August 13, 2010, the Boards of Trustees (together, the“Board”) of the Claymore Exchange-Traded Fund Trust and the Claymore Exchange-Traded Fund Trust 2 (together, the “Trusts,”with the separate series thereof referred to individually as a“Fund”and collectively as the“Funds”), including those trustees who are not“interested persons”as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), on the recommendation of the Nominating & Governance Committees (referred to as the“Committee”and consisting solely of the Independent Trustees) considered the renewal of the investment advisory agreements (“Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) (“Adviser”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2
Guggenheim BRIC ETF	Guggenheim Airline ETF
Guggenheim Defensive Equity ETF	Guggenheim EW Euro-Pacific LDRs ETF
Guggenheim Insider Sentiment ETF	Guggenheim Solar ETF
Guggenheim International Small Cap LDRs ETF	Guggenheim S&P Global Water Index ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Ocean Tomo Growth Index ETF
Guggenheim Ocean Tomo Patent ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Sector Rotation ETF
Guggenheim Spin-Off ETF
Wilshire Micro-Cap ETF

The Committee met independently of the Funds’management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds (“ETFs”) in the same Morningstar category as the respective Fund (“Morningstar ETF peer funds”), information about the Adviser’s financial position and the profitability from the Advisory Agreements to the Adviser and the compliance program of the Adviser.

Based upon its review, the Committee concluded that it was in the best interests of the Funds to renew the Advisory Agreements and, accordingly, recommend to the Board the renewal of the Advisory Agreements. Based upon the Committee’s review, the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreements. In reaching this conclusion for the Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
In evaluating the nature, extent and quality of the Adviser’s services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s financial obligations under the Investment Advisory Agreements. The Board reviewed information on the return of the Funds compared to the return of their benchmark indices and broad market indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund’s return. The Board considered that each of the Funds was correlated to its underlying index and that the tracking error for each Fund was within a reasonable range noting the Adviser’s explanations for tracking error.

The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the Morningstar ETF peer funds provided by the Adviser. The Board reviewed the advisory fees for the Funds and noted that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount. For the remainder of the Funds, the Board noted that each advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the Morningstar ETF peer funds provided by the Adviser and noted the unique nature of certain Funds making“peer”comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products.

Overall Conclusions
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements continue to be fair and reasonable and that the continuation of the Advisory Agreements is in the best interests of the Funds, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser.

50 l Annual Report l August 31, 2010

TrustInformation l

Board of Trustees	Officers1	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and	Advisors, LLC (Formerly known
Roman Friedrich III	Chief Legal Officer	as Claymore Advisors, LLC)
Lisle, IL
Robert B. Karn III	Bruce Albelda
	Interim Chief Financial Officer,	Distributor
Ronald A. Nyberg	Interim Chief Accounting Officer	Guggenheim Funds Distributors,
	and Interim Treasurer	Inc. (Formerly known as Claymore
Ronald E.Toupin, Jr.		Securities, Inc.)
	Bruce Saxon	Lisle, IL
Chief Compliance Officer
Administrator
	Melissa J. Nguyen	Guggenheim Funds Investment
	Secretary	Advisors, LLC (Formerly known
as Claymore Advisors, LLC)
	William H. Belden III	Lisle, IL
Vice President
Accounting Agent, Custodian
	Chuck Craig	and Transfer Agent
	Vice President	The Bank of New York Mellon
New York, NY
David A. Botset
Vice President
Legal Counsel
	1 J.Thomas Futrell resigned his position as Chief Executive	Dechert LLP
	Officer of the Trust effective October 13, 2010. Kevin M.	New York, NY
Robinson now serves as Chief Executive Officer of the
	Trust, effective October 13, 2010.	Independent Registered Public
Accounting Firm
	Steven M. Hill resigned his position as Chief Accounting	Ernst & Young LLP
	Officer, Chief Financial Officer and Treasurer of the Trust	Chicago, IL
effective October 13, 2010. Bruce Albelda now serves as
Interim Chief Accounting Officer, Interim Chief Financial
Officer and Interim Treasurer, effective October 13, 2010.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information.

The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Funds’Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report l August 31, 2010 l 51

About the Trust Adviser l

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Guggenheim Funds Investment Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services.The firm is headquartered in Chicago and NewYork with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund’s portfolio since its inception, and Mr. Kanuri has managed each Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is aVice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company consisting of 16 separate exchange-traded “index funds” as of August 31, 2010.The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(10/10)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CETFT-002-AR-0810

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)         (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $161,978 and $147,859 for the fiscal years ending August 31, 2010, and August 31, 2009, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2010, and August 31, 2009, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $41,400 and $24,000 for the fiscal years ending August 31, 2010, and August 31, 2009, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending August 31, 2010, and August 31, 2009, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $41,400 and $24,000 for the fiscal years ending August 31, 2010, and August 31, 2009, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of:  Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)            Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By: /s/ Kevin M. Robinson
_____________________________________________________________________

Name:  Kevin M. Robinson

Title:    Chief Executive Officer and Chief Legal Officer

Date:    November 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin M. Robinson
_____________________________________________________________________

Name:  Kevin M. Robinson

Title:    Chief Executive Officer and Chief Legal Officer

Date:    November 3, 2010

By: /s/ Bruce Albelda
_____________________________________________________________________

Name:  Bruce Albelda

Title:     Interim Chief Financial Officer, Interim Chief Accounting Officer and Interim Treasurer

Date:    November 3, 2010